Exhibit 10.2

TRI-VALLEY CORPORATION

AMENDED AND RESTATED INVESTMENT AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS.

THIS INVESTMENT AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THE INVESTOR MUST RELY ON ITS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT I.

SEE ADDITIONAL LEGENDS AT SECTIONS 4.7.

THIS AMENDED AND RESTATED INVESTMENT AGREEMENT (this "Agreement" or "Investment Agreement") is made as of the 13th day of September, 2001, by and between Tri-Valley Corporation, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and the undersigned Investor executing this Agreement ("Investor") and amends and restates the Investment Agreement between the parties dated on or about August 20, 2001 and amended on or about September 13, 2001.

RECITALS:

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to the Investor, and the Investor shall purchase from the Company, from time to time as provided herein, shares of the Company's Common Stock, as part of an offering of Common Stock by the Company to Investor, for a maximum aggregate offering amount of Fifteen Million Dollars ($15,000,000) (the "Maximum Offering Amount"); and

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WHEREAS, the solicitation of this Investment Agreement and, if accepted by the Company, the offer and sale of the Common Stock are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated under the Act, Section 4(2) of the Act, and/or upon such other exemption from the registration requirements of the Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder.

TERMS:

NOW, THEREFORE, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement (including the recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

"9.9% Limitation" shall have the meaning set forth in Section 2.3.1(f).

"Accredited Investor" shall have the meaning set forth in Section 3.1.

"Act" shall mean the Securities Act of 1933, as amended.

"Advance Put Notice" shall have the meaning set forth in Section 2.3.1(a), the form of which is attached hereto as Exhibit D.

"Advance Put Notice Date" shall have the meaning set forth in Section 2.3.1(a).

"Affiliate" shall have the meaning as set forth Section 6.4.

"Aggregate Issued Shares" equals the aggregate number of shares of Common Stock issued to Investor pursuant to the terms of this Agreement or the Registration Rights Agreement as of a given date, including Put Shares and Warrant Shares.

"Agreed Upon Procedures Report" shall have the meaning set forth in Section 2.5.3(b).

"Agreement" shall mean this Investment Agreement.

"Automatic Termination" shall have the meaning set forth in Section 2.3.2.

"Bring Down Cold Comfort Letters" shall have the meaning set forth in Section 2.3.7(b).

"Business Day" shall mean any day during which the Principal Market is open for trading.

"Calendar Month" shall mean the period of time beginning on the numeric day in question in a calendar month and for Calendar Months thereafter, beginning on the earlier of (i) the same numeric day of the next calendar month or (ii) the last day of the next calendar month. Each Calendar Month shall end on the day immediately preceding the beginning of the next succeeding Calendar Month.

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"Cap Amount" shall have the meaning set forth in Section 2.3.11.

"Capital Raising Limitations" shall have the meaning set forth in Section 6.5.1.

"Capitalization Schedule" shall have the meaning set forth in Section 3.2.4, attached hereto as Exhibit J.

"Change in Control" shall have the meaning set forth within the definition of Major Transaction, below.

"Closing" shall mean one of (i) the Investment Commitment Closing and (ii) each closing of a purchase and sale of Common Stock pursuant to Section 2.

"Closing Bid Price" means, for any security as of any date, the last closing bid price for such security during Normal Trading on the O.T.C. Bulletin Board, or, if the O.T.C. Bulletin Board is not the principal securities exchange or trading market for such security, the last closing bid price during Normal Trading of such security on the principal securities exchange or trading market where such security is listed or traded as reported by such principal securities exchange or trading market, or if the foregoing do not apply, the last closing bid price during Normal Trading of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Investor in this Offering. If the Company and the Investor in this Offering are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the Investor in this offering and any fees and costs associated therewith shall be paid by the Company.

"Commitment Evaluation Period" shall have the meaning set forth in Section 2.6.

"Commitment Period" shall have the meaning set forth in Section 2.3.2(d).

"Commitment Warrants" shall have the meaning set forth in Section 2.4.1, the form of which is attached hereto as Exhibit P.

"Common Shares" shall mean the shares of Common Stock of the Company.

"Common Stock" shall mean the common stock of the Company.

"Company" shall mean Tri-Valley Corporation, a corporation duly organized and existing under the laws of the State of Delaware.

"Company Designated Maximum Put Dollar Amount" shall have the meaning set forth in Section 2.3.1(a).

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"Company Designated Minimum Put Share Price" shall have the meaning set forth in Section 2.3.1(a).

"Company Termination" shall have the meaning set forth in Section 2.3.12.

"Conditions to Investment Commitment Closing" shall have the meaning as set forth in Section 2.2.2.

"Delisting Event" shall mean any time during the term of this Investment Agreement, that the Company's Common Stock is not listed for and actively trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange, or the New York Stock Exchange or is suspended or delisted with respect to the trading of the shares of Common Stock on such market or exchange.

"Disclosure Documents" shall have the meaning as set forth in Section 3.2.4.

"Due Diligence Review" shall have the meaning as set forth in Section 2.5.

"DWAC Put Shares" shall mean Put Shares, in electronic form, without restriction on resale, that are delivered to the Depository Trust Company DWAC account specified by the Investor for the Put Shares.

"Effective Date" shall have the meaning set forth in Section 2.3.1.

"Equity Securities" shall have the meaning set forth in Section 6.5.1.

"Evaluation Day" shall have the meaning set forth in Section 2.3.1(b).

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Excluded Day" shall have the meaning set forth in Section 2.3.1(b).

"Extended Put Period" shall mean the period of time between the Advance Put Notice Date until the Pricing Period End Date.

"Impermissible Put Cancellation" shall have the meaning set forth in Section 2.3.1(e).

"Indemnified Liabilities" shall have the meaning set forth in Section 9.

"Indemnities" shall have the meaning set forth in Section 9.

"Indemnitor" shall have the meaning set forth in Section 9.

"Individual Put Limit" shall have the meaning set forth in Section 2.3.1 (b).

"Ineffective Period" shall have the meaning given to it in the Registration Rights Agreement.

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"Ineffective Period Payment" shall have the meaning given to it in the Registration Rights Agreement.

"Intended Put Share Amount" shall have the meaning set forth in Section 2.3.1(a).

"Investment Commitment Closing" shall have the meaning set forth in Section 2.2.1.

"Investment Agreement" shall mean this Investment Agreement.

"Investment Commitment Opinion of Counsel" shall mean an opinion from Company's independent counsel, substantially in the form attached as Exhibit B, or such other form as agreed upon by the parties, as to the Investment Commitment Closing.

"Investment Date" shall mean the date of the Investment Commitment Closing.

"Investor" shall have the meaning set forth in the preamble hereto.

"Key Employee" shall have the meaning set forth in Section 5.17, as set forth in Exhibit M.

"Late Payment Amount" shall have the meaning set forth in Section 2.3.9.

"Legend" shall have the meaning set forth in Section 4.7.

"Major Transaction" shall mean and shall be deemed to have occurred at such time upon any of the following events:

(i) a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock of the Company immediately preceding such consolidation, merger, combination or event either (i) no longer hold a majority of the shares of Common Stock of the Company or (ii) no longer have the ability to elect the board of directors of the Company (a "Change of Control");

(ii) the sale or transfer of a portion of the Company's assets not in the ordinary course of business;

(iii) the purchase of assets by the Company not in the ordinary course of business; or

(iv) a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock.

"Market Price" shall equal the average of the three (3) lowest Volume Weighted Average Prices (VWAP) published daily Bloomberg, Inc. of the Common Stock during the 20 business days following each Put date ("Pricing Period")

"Material Facts" shall have the meaning set forth in Section 2.3.7(a).

"Maximum Put Dollar Amount" shall mean the lesser of (i) the Company Designated Maximum Put Dollar Amount, if any, specified by the Company in a Put Notice, and (ii) $2 million.

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"Maximum Offering Amount" shall mean have the meaning set forth in the recitals hereto.

"NASD" shall mean the National Association of Securities Dealers, Inc.

"Nasdaq 20% Rule" shall have the meaning set forth in Section 2.3.11.

"Normal Trading" shall mean trading that occurs between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude "after hours" trading.

"Numeric Day" shall mean the numerical day of the month of the Investment Date or the last day of the calendar month in question, whichever is less.

"Offering" shall mean the Company's offering of Common Stock and Warrants issued under this Investment Agreement.

"Officer's Closing Certificate" shall mean a certificate in the form of Exhibit Q1 attached hereto, signed by an officer of the Company.

"Officer's Put Certificate" shall mean a certificate in the form of Exhibit Q2 attached hereto, signed by an officer of the Company.

"Opinion of Counsel" shall mean, as applicable, the Investment Commitment Opinion of Counsel, the Put Opinion of Counsel, and the Registration Opinion.

"Payment Due Date" shall have the meaning set forth in Section 2.3.9.

"Pricing Period" shall mean, unless otherwise shortened under the terms of this Agreement, the period beginning on the Business Day immediately following the Put Date and ending on and including the date which is 20 Business Days after such Put Date.

"Pricing Period End Date" shall mean the last Business Day of any Pricing Period.

"Principal Market" shall mean the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

"Proceeding" shall have the meaning as set forth Section 5.1.

"Purchase" shall have the meaning set forth in Section 2.3.8.

"Put" shall have the meaning set forth in Section 2.3.1(d).

"Put Closing" shall have the meaning set forth in Section 2.3.9.

"Put Closing Date" shall have the meaning set forth in Section 2.3.9.

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"Put Date" shall mean the date that is specified by the Company in any Put Notice for which the Company intends to exercise a Put under Section 2.3.1, unless the Put Date is postponed pursuant to the terms hereof, in which case the "Put Date" is such postponed date.

"Put Dollar Amount" shall be determined by multiplying the Put Share Amount by the respective Put Share Prices with respect to such Put Shares, subject to the limitations herein.

"Put Interruption Date" shall have the meaning set forth in Section 2.3.4.

"Put Interruption Event" shall have the meaning set forth in Section 2.3.4.

"Put Interruption Notice" shall have the meaning set forth in Section 2.3.4.

"Put Notice" shall have the meaning set forth in Section 2.3.1(d), the form of which is attached hereto as Exhibit F.

"Put Opinion of Counsel" shall mean an opinion from Company's independent counsel, in the form attached as Exhibit H, or such other form as agreed upon by the parties, as to any Put Closing.

"Put Share Amount" shall have the meaning as set forth Section 2.3.1(b).

"Put Share Price" shall have the meaning set forth in Section 2.3.1(c).

"Put Shares" shall mean shares of Common Stock that are purchased by the Investor pursuant to a Put.

"Registrable Securities" shall have the meaning as set forth in the Registration Rights Agreement.

"Registration Opinion" shall have the meaning set forth in Section 2.3.7(a), the form of which is attached hereto as Exhibit N.

"Registration Opinion Deadline" shall have the meaning set forth in Section 2.3.7(a).

"Registration Rights Agreement" shall mean that certain registration rights agreement entered into by the Company and Investor on even date herewith, in the form attached hereto as Exhibit A, or such other form as agreed upon by the parties.

"Registration Statement" shall have the meaning as set forth in the Registration Rights Agreement.

"Regulation D" shall have the meaning set forth in the recitals hereto.

"Reporting Issuer" shall have the meaning set forth in Section 6.2.

"Restrictive Legend" shall have the meaning set forth in Section 4.7.

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"Required Put Documents" shall have the meaning set forth in Section 2.3.6.

"Right of First Refusal" shall have the meaning set forth in Section 6.5.2.

"Risk Factors" shall have the meaning set forth in Section 3.2.4, attached hereto as Exhibit I.

"Schedule of Exceptions" shall have the meaning set forth in Section 5, and is attached hereto as Exhibit C.

"SEC" shall mean the Securities and Exchange Commission.

"Securities" shall mean this Investment Agreement, together with the Common Stock of the Company, the Warrants and the Warrant Shares issuable pursuant to this Investment Agreement.

"Share Authorization Increase Approval" shall have the meaning set forth in Section 5.25.

"Stockholder 20% Approval" shall have the meaning set forth in Section 6.11.

"Supplemental Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

"Term" shall have the meaning set forth in Section 6.19.

"Termination Date" shall mean the earlier of (i) the date that is three (3) years after the Effective Date, or (ii) the date that is thirty (30) Business Days after the earlier of (a) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount, (b) the date that the Company has delivered a Termination Notice to the Investor, and (c) the date that an Automatic Termination has occurred.

"Termination Notice" shall have the meaning as set forth in Section 2.3.12.

"Third Party Report" shall have the meaning set forth in Section 3.2.4.

"Trading Volume " shall mean the volume of shares of the Company's Common Stock that trade between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude any shares trading during "after hours" trading.

"Transaction Documents" shall have the meaning set forth in Section 9.

"Transfer Agent" shall have the meaning set forth in Section 6.10.

"Transfer Agent Instructions" shall mean the Company's instructions to its transfer agent, substantially in the form attached as Exhibit O, or such other form as agreed upon by the parties.

"Trigger Price" shall have the meaning set forth in Section 2.3.1(b).

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"Unlegended Share Certificates" shall mean a certificate or certificates (or electronically delivered shares, as appropriate) (in denominations as instructed by Investor) representing the shares of Common Stock to which the Investor is then entitled to receive, registered in the name of Investor or its nominee (as instructed by Investor) and not containing a restrictive legend or stop transfer order, including but not limited to the Put Shares for the applicable Put and Warrant Shares.

"Use of Proceeds Schedule" shall have the meaning as set forth in Section 3.2.4, attached hereto as Exhibit K.

"Volume Limitations" shall have the meaning set forth in Section 2.3.1(b).

"Warrant Shares" shall mean the Common Stock issued or issuable upon exercise of the Warrants.

"Warrants" shall mean the Commitment Warrants.

2. Purchase and Sale of Common Stock.

2.1 Offer to Subscribe.

Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in Sections 2.2 and 2.3 below, Investor hereby agrees to purchase such amounts of Common Stock as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Puts pursuant to Section 2.3 below.

2.2 Investment Commitment.

2.2.1 Investment Commitment Closing. The closing of this Agreement (the "Investment Commitment Closing") shall be deemed to occur when this Agreement, the Registration Rights Agreement and the Commitment Warrant have been duly executed by both Investor and the Company, and the other Conditions to Investment Commitment Closing set forth in Section 2.2.2 below have been met.

2.2.2 Conditions to Investment Commitment Closing. As a prerequisite to the Investment Commitment Closing, all of the following (the "Conditions to Investment Commitment Closing") shall have been satisfied prior to or concurrently with the Company's execution and delivery of this Agreement:

(a) the following documents shall have been delivered to the Investor: (i) the Registration Rights Agreement (executed by the Company and Investor), (ii) the Commitment Warrant, (iii) the Investment Commitment Opinion of Counsel (signed by the Company's counsel) and (iv) a Secretary's Certificate as to (A) the resolutions of the Company's board of directors authorizing this transaction, (B) the Company's Certificate of Incorporation, and (C) the Company's Bylaws;

(b) this Investment Agreement, accepted by the Company, shall have been received by the Investor;

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(c) the Company's Common Stock shall be listed for trading and actually trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange;

(d) other than continuing losses described in the Risk Factors set forth in the Disclosure Documents (provided for in Section 3.2.4), up through the Investment Commitment Closing there have been no material adverse changes in the Company's business prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents, including but not limited to incurring material liabilities; and

(e) the representations and warranties of the Company in this Agreement shall be true and correct in all material respects and the Conditions to Investment Commitment Closing set forth in this Section 2.2.2 shall have been satisfied on the date of such Investment Commitment Closing; and the Company shall deliver an Officer's Closing Certificate, signed by an officer of the Company, to such effect to the Investor.

2.3 Puts of Common Shares to the Investor.

2.3.1 Procedure to Exercise a Put. Subject to the Individual Put Limit, the Maximum Offering Amount and the Cap Amount (if applicable), and the other conditions and limitations set forth in this Agreement, at any time beginning on the date on which the Registration Statement is declared effective by the SEC (the "Effective Date"), the Company may, in its sole and absolute discretion, elect to exercise one or more Puts according to the following procedure, provided that each subsequent Put Date after the first Put Date shall be no sooner than five (5) Business Days following the preceding Pricing Period End Date:

(a) Delivery of Advance Put Notice. At least five (5) Business Days but not more than twenty (20) Business Days prior to any intended Put Date, the Company shall deliver advance written notice (the "Advance Put Notice," the form of which is attached hereto as Exhibit D, the date of such Advance Put Notice being the "Advance Put Notice Date") to Investor stating the Put Date for which the Company shall, subject to the limitations and restrictions contained herein, exercise a Put and stating the number of shares of Common Stock (subject to the Individual Put Limit and the Maximum Put Dollar Amount) which the Company intends to sell to the Investor for the Put (the "Intended Put Share Amount").

The Company may, at its option, also designate in any Advance Put Notice (i) a maximum dollar amount of Common Stock, not to exceed $2,000,000, which it shall sell to Investor during the Put (the "Company Designated Maximum Put Dollar Amount") and/or (ii) a minimum purchase price per Put Share at which the Investor may purchase shares of Common Stock pursuant to such Put Notice (a "Company Designated Minimum Put Share Price"). The Company Designated Minimum Put Share Price, if applicable, shall be no greater than the lesser of (i) 85% of the Closing Bid Price of the Company's common stock on the Business Day immediately preceding the Advance Put Notice Date, or (ii) the Closing Bid Price of the Company's common stock on the

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Business Day immediately preceding the Advance Put Notice Date minus $0.18. The Company may decrease (but not increase) the Company Designated Minimum Put Share Price for a Put at any time by giving the Investor written notice of such decrease not later than 12:00 Noon, New York City time, on the Business Day immediately preceding the Business Day that such decrease is to take effect. A decrease in the Company Designated Minimum Put Share Price shall have no retroactive effect on the determination of Trigger Prices and Excluded Days for days preceding the Business Day that such decrease takes effect, provided that the Put Share Price for all shares in a Put shall be calculated using the lowest Company Designated Minimum Put Share Price, as decreased.

Notwithstanding the above, if, at the time of delivery of an Advance Put Notice, more than two (2) Calendar Months have passed since the date of the previous Put Closing, such Advance Put Notice shall provide at least twenty (20) Business Days notice of the intended Put Date, unless waived in writing by the Investor. In order to effect delivery of the Advance Put Notice, the Company shall (i) send the Advance Put Notice by facsimile on such date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on such date to a courier for overnight delivery to the Investor (or two (2) day delivery in the case of an Investor residing outside of the U.S.).

(b) Put Share Amount. The "Put Share Amount" is the number of shares of Common Stock that the Investor shall be obligated to purchase in a given Put, and shall equal the lesser of (i) the Intended Put Share Amount, and (ii) the Individual Put Limit. The "Individual Put Limit" shall equal the lesser of (A) 1,500,000 shares, (B) 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock, for all Evaluation Days (as defined below) in the Pricing Period, (C) the number of Put Shares which, when multiplied by their respective Put Share Prices, equals the Maximum Put Dollar Amount, and (D) the 9.9% Limitation, but in no event shall the Individual Put Limit exceed 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock, for the twenty (20) Business Days immediately preceding the Advance Put Notice Date (this limitation, together with the limitations in (A) and (B) immediately above are collectively referred to herein as the "Volume Limitations"). Company agrees not to trade Common Stock or arrange for Common Stock to be traded for the purpose of artificially increasing the Volume Limitations.

For purposes of this Agreement:

"Trigger Price" for any Pricing Period shall mean the greater of (i) the Company Designated Minimum Put Share Price, plus $0.12, or (ii) the Company Designated Minimum Put Share Price divided by .93.

An "Excluded Day" shall mean each Business Day during a Pricing Period where the lowest intra-day trading price of the Common Stock is less than the Trigger Price and each Business Day defined in Section 2.3.4 as an "Excluded Day".

An "Evaluation Day" shall mean each Business Day during a Pricing Period that is not an Excluded Day.

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(c) Put Share Price. The purchase price for the Put Shares (the "Put Share Price") shall equal the lesser of (i) the Market Price for such Put, minus $0.12, or (ii) 93% of the Market Price for such Put, but shall in no event be less than the Company Designated Minimum Put Share Price for such Put, if applicable.

(d) Delivery of Put Notice. After delivery of an Advance Put Notice, on the Put Date specified in the Advance Put Notice the Company shall deliver written notice (the "Put Notice," the form of which is attached hereto as Exhibit F) to Investor stating (i) the Put Date, (ii) the Intended Put Share Amount as specified in the Advance Put Notice (such exercise a "Put"), (iii) the Company Designated Maximum Put Dollar Amount (if applicable), and (iv) the Company Designated Minimum Put Share Price (if applicable). In order to effect delivery of the Put Notice, the Company shall (i) send the Put Notice by facsimile on the Put Date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on the Put Date to a courier for overnight delivery to the Investor (or two (2) day delivery in the case of an Investor residing outside of the U.S.).

(e) Delivery of Required Put Documents. On or before the Put Date for such Put, the Company shall deliver the Required Put Documents (as defined in Section 2.3.6 below) to the Investor (or to an agent of Investor, if Investor so directs). Unless otherwise specifically requested by the Investor, the Put Shares shall be transmitted electronically pursuant to the Depository Trust Company DWAC system or such other electronic delivery system as the Investor shall request. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date, the Put shall be automatically cancelled (an "Impermissible Put Cancellation") and the Company shall pay the Investor $2,500 for its reasonable due diligence expenses incurred in preparation for the cancelled Put and the Company may deliver an Advance Put Notice for the subsequent Put no sooner than ten (10) Business Days after the date that such Put was cancelled. Also, in the event of a Put Interruption Notice that occurs prior to the Put Date, the Company shall pay the Investor $2,500 for its reasonable due diligence expenses incurred in preparation for the interrupted Put.

(f) Limitation on Investor's Obligation to Purchase Shares. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be required to purchase, and an Intended Put Share Amount may not include, an amount of Put Shares, which when added to the number of Put Shares acquired by the Investor pursuant to this Agreement during the 61 days preceding the Put Date with respect to which this determination of the permitted Intended Put Share Amount is being made, would exceed 9.9% of the number of shares of Common Stock outstanding (on a fully diluted basis, to the extent that inclusion of unissued shares is mandated by Section 13(d) of the Exchange Act) on the Put Date for such Pricing Period, as determined in accordance with Section 13(d) of the Exchange Act (the "Section 13(d) Outstanding Share Amount"). Each Put Notice shall include a representation of the Company as to the Section 13(d) Outstanding Share Amount on the related Put Date. In the event that the Section 13(d) Outstanding Share Amount is different on any date during a Pricing Period than on the Put Date associated with such Pricing Period, then the number of shares of Common Stock outstanding on such date during such Pricing Period shall govern for purposes of determining whether the Investor, when aggregating all purchases of Shares made pursuant to this Agreement in the 61 calendar days preceding such date, would have acquired more than 9.9% of the Section 13(d) Outstanding Share Amount. The limitation set forth in this Section 2.3.1(f) is referred to as the "9.9% Limitation."

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2.3.2 Termination of Right to Put. The Company's right to initiate subsequent Puts to the Investor shall terminate permanently (each, an "Automatic Termination") upon the occurrence of any of the following:

(a) if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a Securities and Exchange Commission enforcement action, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

(b) on any date after a cumulative time period or series of time periods, consisting only of Ineffective Periods and Delisting Events, that lasts for an aggregate of four (4) months;

(c) if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company;

(d) after the sooner of (i) the date that is three (3) years after the Effective Date, or (ii) the Put Closing Date on which the aggregate of the Put Dollar Amounts for all Puts equal the Maximum Offering Amount (the "Commitment Period");

(e) the Company has breached any covenant in Section 6 or Section 9 hereof; or

(f) if no Registration Statement has been declared effective by the date that is one (1) year after the date of this Agreement, the Automatic Termination shall occur on the date that is one (1) year after the date of this Agreement.

2.3.3 Maximum Offering Amount. The Investor shall not be obligated to purchase any additional Put Shares once the aggregate Put Dollar Amount paid by Investor equals the Maximum Offering Amount.

2.3.4 Put Interruption. Once the Company delivers an Advance Put Notice to the Investor, the Company may not cancel the Put. In the event of a "Put Interruption Event" (as defined below) during any Pricing Period, then (A) the Company shall notify the Investor in writing (a "Put Interruption Notice") as soon as possible by facsimile and overnight courier, but no later than the end of the Business Day in which the Company becomes aware of such facts, (B) the Pricing Period shall be extended or shortened, as applicable, such that the Pricing Period End Date is the tenth (10th) Business Day after the date of such Put Interruption Notice from the Company (the "Put Interruption Date"), (C) each Business Day from and including the Put Interruption Date through and including the Pricing Period End Date for the applicable Put (as extended or shortened, if applicable), shall be considered to be an "Excluded Day," as that term is used in this Agreement, and (D) the Company Designated Minimum Put Share Price, if any, shall not apply to the affected Put. In the event that a Put Interruption Event occurs after an Advance Put Notice Date, but before the applicable Put Date, that Put shall be deemed to be terminated, and the Company may deliver an Advance Put Notice for a new

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Put anytime beginning on the following Business Day, if otherwise allowed under this Agreement. A "Put Interruption Event" shall mean any of the following: (i) an Automatic Termination, (ii) the failure of one of the items specified in Section 2.3.5 below to be true and correct on any day during and Extended Pricing Period, or (iii) the occurrence of one of the following events:

(a) the Company has announced a subdivision or combination, including a reverse split, of its Common Stock or has subdivided or combined its Common Stock;

(b) the Company has paid a dividend of its Common Stock or has made any other distribution of its Common Stock;

(c) the Company has made a distribution of all or any portion of its assets or evidences of indebtedness to the holders of its Common Stock;

(d) a Major Transaction has occurred; or

(e) the Company discovers the existence of Material Facts or any Ineffective Period or Delisting Event occurs.

2.3.5 Conditions Precedent to the Right of the Company to Deliver an Advance Put Notice or a Put Notice. The right of the Company to deliver an Advance Put Notice or a Put Notice is subject to the satisfaction, on the date of delivery of such Advance Put Notice or Put Notice, of each of the following conditions:

(a) the Company's Common Stock shall be listed for and actively trading on the O.T.C. Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange or the New York Stock Exchange and the Put Shares shall be so listed, and to the Company's knowledge there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such market or exchange;

(b) the Company shall have satisfied any and all obligations pursuant to the Registration Rights Agreement, including, but not limited to, the filing of the Registration Statement with the SEC with respect to the resale of all Registrable Securities and the requirement that the Registration Statement shall have been declared effective by the SEC for the resale of all Registrable Securities and the Company shall have satisfied and shall be in compliance with any and all obligations pursuant to this Agreement and the Warrants;

(c) the representations and warranties of the Company in Sections 5.1, 5.3, 5.4, 5.5, 5.6, 5.10, 5.13, 5.14, 5.15, 5.16, 5.18, 5.19, 5.21, and 5.25 hereof are true and correct in all material respects as if made on such date, the Company has satisfied its obligations under Section 2.6 hereof and the conditions to Investor's obligations set forth in this Section 2.3.5 are satisfied as of such Closing, and the Company shall deliver an Officer's Put Certificate, signed by an officer of the Company, to such effect to the Investor;

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(d) the Company shall have authorized and reserved for issuance a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligation to issue Common Shares pursuant to any Put and to effect exercise of the Warrants;

(e) the Registration Statement is not subject to an Ineffective Period as defined in the Registration Rights Agreement, the prospectus included therein is current and deliverable, and to the Company's knowledge there is no notice of any investigation or inquiry concerning any stop order with respect to the Registration Statement;

(f) if the Aggregate Issued Shares after the Closing of the Put would exceed the Cap Amount, the Company shall have obtained the Stockholder 20% Approval as specified in Section 6.11, if the Company's Common Stock is listed on the Nasdaq Small Cap Market or the Nasdaq National Market System (the "NMS"), and such approval is required by the rules of the Nasdaq;

(g) the Company shall have no knowledge of any event that, in the Company's opinion, is more likely than not to have the effect of causing any Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the thirty Business Days following the date on which such Advance Put Notice and Put Notice is deemed delivered);

(h) there is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained, nor is there any pending or threatened proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement;

(i) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings shall be in progress, pending or threatened by any person (other than the Investor or any affiliate of the Investor), that seek to enjoin or prohibit the transactions contemplated by this Agreement. For purposes of this paragraph (i), no proceeding shall be deemed pending or threatened unless one of the parties has received written or oral notification thereof prior to the applicable Closing Date;

(j) the Put Shares delivered to the Investor are DTC eligible and can be immediately converted into electronic form;

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(k) the Company shall have obtained all permits and qualifications (if any) required by any state securities laws or Blue Sky laws for the offer and sale of the Common Stock to the Investor and by the Investor or shall have the availability of exemptions therefrom; and

(l) the Put Shares shall have been delivered to the Depository Trust Company DWAC account specified by the Investor for the Put Shares.

(m) the Transfer Agent Instructions have been duly executed by both the Company and the Transfer Agent.

2.3.6 Documents Required to be Delivered on the Put Date as Conditions to Closing of any Put. The Closing of any Put and Investor's obligations hereunder shall additionally be conditioned upon the delivery to the Investor of each of the following (the "Required Put Documents") on or before the applicable Put Date:

(a) a number of DWAC Put Shares equal to the Intended Put Share Amount shall have been delivered to the Depository Trust Company DWAC account specified by the Investor for the Put Shares (unless the Investor has requested physical stock certificates, in writing, in which case the Company shall have delivered to the Investor a number of physical Unlegended Share Certificates equal to the Intended Put Share Amount, in denominations of not more than 50,000 shares per certificate);

(b) the following documents: Put Opinion of Counsel, Officer's Certificate, Put Notice, Registration Opinion, and any report or disclosure required under Section 2.3.7 or Section 2.5; and

(c) all documents, instruments and other writings required to be delivered on or before the Put Date pursuant to any provision of this Agreement in order to implement and effect the transactions contemplated herein.

2.3.7 Accountant's Letter and Registration Opinion.

(a) The Company shall have caused to be delivered to the Investor, (i) whenever required by Section 2.3.7(b) or by Section 2.5.3, and (ii) on the date that is three (3) Business Days prior to each Put Date (the "Registration Opinion Deadline"), an opinion of the Company's independent counsel, in substantially the form of Exhibit N (the "Registration Opinion"), addressed to the Investor stating, inter alia, that no facts ("Material Facts") have come to such counsel's attention that have caused it to believe that the Registration Statement is subject to an Ineffective Period or to believe that the Registration Statement, any Supplemental Registration Statement (as each may be amended, if applicable), and any related prospectuses, contain an untrue statement of material fact or omits a material fact required to make the statements contained therein, in light of the circumstances under which they were made, not misleading. If a Registration Opinion cannot be delivered by the Company's independent counsel to the Investor on the Registration Opinion Deadline due to the existence of Material Facts or an Ineffective Period, the Company shall promptly notify the Investor and as promptly as possible amend each of the Registration Statement and any Supplemental Registration Statements, as applicable, and any related prospectus or cause such Ineffective Period to terminate, as the case may be, and deliver such Registration Opinion and updated prospectus as soon as

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possible thereafter. If at any time after a Put Notice shall have been delivered to Investor but before the related Pricing Period End Date, the Company acquires knowledge of such Material Facts or any Ineffective Period occurs, the Company shall promptly notify the Investor and shall deliver a Put Interruption Notice to the Investor pursuant to Section 2.3.4 by facsimile and overnight courier by the end of that Business Day.

(b) (i) the Company shall engage its independent auditors to perform the procedures in accordance with the provisions of Statement on Auditing Standards No. 71, as amended, as agreed to by the parties hereto, and reports thereon (the "Bring Down Cold Comfort Letters") as shall have been reasonably requested by the Investor with respect to certain financial information contained in the Registration Statement and shall have delivered to the Investor such a report addressed to the Investor, on the date that is three (3) Business Days prior to each Put Date.

(ii) in the event that the Investor shall have requested delivery of an Agreed Upon Procedures Report pursuant to Section 2.5.3, the Company shall engage its independent auditors to perform certain agreed upon procedures and report thereon as shall have been reasonably requested by the Investor with respect to certain financial information of the Company and the Company shall deliver to the Investor a copy of such report addressed to the Investor. In the event that the report required by this Section 2.3.7(b) cannot be delivered by the Company's independent auditors, the Company shall, if necessary, promptly revise the Registration Statement and the Company shall not deliver a Put Notice until such report is delivered.

2.3.8 Investor's Obligation and Right to Purchase Shares. Subject to the conditions set forth in this Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase (each a "Purchase") from the Company a number of Put Shares equal to the Put Share Amount, in the manner described below.

2.3.9 Mechanics of Put Closing. Each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement at or prior to each Closing. Subject to such delivery and the satisfaction of the conditions set forth in this Section 2, the closing of the purchase by the Investor of Shares shall occur by 5:00 PM, New York City Time, on the date which is five (5) Business Days following the applicable Pricing Period End Date (the "Payment Due Date") at the offices of Investor. On each or before each Payment Due Date, the Investor shall deliver to the Company, in the manner specified in Section 8 below, the Put Dollar Amount to be paid for such Put Shares, determined as aforesaid. The closing (each a "Put Closing") for each Put shall occur on the date that both (i) the Company has delivered to the Investor all Required Put Documents, and (ii) the Investor has delivered to the Company such Put Dollar Amount and any Late Payment Amount, if applicable (each a "Put Closing Date").

If the Investor does not deliver to the Company the Put Dollar Amount for such Put Closing on or before the Payment Due Date, then the Investor shall pay to the Company, in addition to the Put Dollar Amount, an amount (the "Late Payment Amount") at a rate of X% per month, accruing daily, multiplied by such Put Dollar Amount, where "X" equals one percent (1%) for the first month following the date in question, and increases by an additional one percent (1%) for each month that passes after

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the date in question, up to a maximum of five percent (5%) per month; provided, however, that in no event shall the amount of interest that shall become due and payable hereunder exceed the maximum amount permissible under applicable law.

2.3.10 Limitation on Short Sales. The Investor and its affiliates shall not engage in short sales of the Company's Common Stock; provided, however, that the Investor may sell a number of shares of Common Stock of the Company up to the sum of (i) number of Put Shares that have accrued pursuant to the Volume Limitations for the applicable Put up through that time (not to exceed the number of such Put Shares specified in the Put Notice), plus (ii) the number of Put Shares and Warrant Shares that the Investor has accumulated under the terms of this Agreement in previous Puts or upon the exercise of Commitment Warrants, regardless (in both (i) and (ii) above) of whether or not any such sales are characterized as long sales, short exempt sales, short sales, or otherwise.

2.3.11 Cap Amount. If the Company becomes listed on the Nasdaq Small Cap Market or the Nasdaq National Market, then, unless the Company has obtained Stockholder 20% Approval as set forth in Section 6.11 or unless otherwise permitted by Nasdaq, in no event shall the Aggregate Issued Shares exceed the maximum number of shares of Common Stock (the "Cap Amount") that the Company can, without stockholder approval, so issue pursuant to Nasdaq Rule 4460(i)(1)(d)(ii) (or any other applicable Nasdaq Rules or any successor rule) (the "Nasdaq 20% Rule").

2.3.12 Investment Agreement Termination. The Company may terminate (a "Company Termination") its right to initiate future Puts by providing written notice ("Termination Notice") to the Investor, by facsimile and overnight courier, at any time other than during an Extended Put Period. Following either a Company Termination or an Automatic Termination: such termination shall have no effect on the parties' other rights and obligations under this Agreement or any of the agreements referenced in this Agreement, including but not limited to the Registration Rights Agreement, the Warrants and the Transfer Agent Instructions (collectively, the "Related Agreements"). Notwithstanding a Termination or Automatic Termination, the Related Agreements between the parties shall not terminate and shall remain in full force and effect in accordance with their respective terms. Notwithstanding the above, any Put Interruption Notice occurring during an Extended Put Period is governed by Section 2.3.4.

2.3.13 Return of Excess Common Shares. In the event that the number of Shares purchased by the Investor pursuant to its obligations hereunder is less than the Intended Put Share Amount, the Investor shall promptly return to the Company any shares of Common Stock in the Investor's possession that are not being purchased by the Investor.

2.4 Warrants.

2.4.1 Commitment Warrants. In partial consideration hereof, following the execution of the Letter of Agreement dated on or about April 20, 2001 between the Company and the Investor, the Company issued and delivered to Investor warrants (the "Commitment Warrants") in the form attached hereto as Exhibit P, or such other form as agreed upon by the parties, to purchase 500,000 shares of Common Stock. Each Commitment Warrant shall be immediately exercisable in accordance with its

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terms, and shall have a term beginning on the date of issuance and ending on date that is five (5) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement. The Investment Commitment Opinion of Counsel shall cover the issuance of the Commitment Warrant and the issuance of the common stock upon exercise of the Commitment Warrant.

Notwithstanding any Termination or Automatic Termination of this Agreement, regardless of whether or not the Registration Statement is or is not filed, and regardless of whether or not the Registration Statement is or is not declared effective by the SEC, the Investor shall retain full ownership of the Commitment Warrant as partial consideration for its commitment hereunder.

2.4.2 [Intentionally Left Blank].

2.5 Due Diligence Review. The Company shall make available for inspection and review by the Investor (the "Due Diligence Review"), advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of Common Stock on behalf of the Investor pursuant to the Registration Statement, any Supplemental Registration Statement, or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

2.5.1 Treatment of Nonpublic Information. The Company shall not disclose nonpublic information to the Investor or to its advisors or representatives unless prior to disclosure of such information the Company identifies such information as being nonpublic information and provides the Investor and such advisors and representatives with the opportunity to accept or refuse to accept such nonpublic information for review. The Company may, as a condition to disclosing any nonpublic information hereunder, require the Investor and its advisors and representatives to enter into a confidentiality agreement (including an agreement with such advisors and representatives prohibiting them from trading in Common Stock during such period of time as they are in possession of nonpublic information) in form reasonably satisfactory to the Company and the Investor.

Nothing herein shall require the Company to disclose nonpublic information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate nonpublic information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any

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obligation to disclose the specific event or circumstance) of which it becomes aware, constituting nonpublic information (whether or not requested of the Company specifically or generally during the course of due diligence by and such persons or entities), which, if not disclosed in the Prospectus included in the Registration Statement, would cause such Prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 2.5 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain nonpublic information in the course of conducting due diligence in accordance with the terms of this Agreement; provided, however, that in no event shall the Investor's advisors or representatives disclose to the Investor the nature of the specific event or circumstances constituting any nonpublic information discovered by such advisors or representatives in the course of their due diligence without the written consent of the Investor prior to disclosure of such information.

2.5.2 Disclosure of Misstatements and Omissions. The Investor's advisors or representatives shall make complete disclosure to the Investor's counsel of all events or circumstances constituting nonpublic information discovered by such advisors or representatives in the course of their due diligence upon which such advisors or representatives form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Investor's counsel shall consult with the Company's independent counsel in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto; provided, however, that such consultation shall not constitute the advice of the Company's independent counsel to the Investor as to the accuracy of the Registration Statement and related Prospectus.

2.5.3 Procedure if Material Facts are Reasonably Believed to be Untrue or are Omitted. In the event after such consultation the Investor or the Investor's counsel reasonably believes that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading,

(a) the Company shall file with the SEC an amendment to the Registration Statement responsive to such alleged untrue statement or omission and provide the Investor, as promptly as practicable, with copies of the Registration Statement and related Prospectus, as so amended, or

(b) if the Company disputes the existence of any such material misstatement or omission, (i) the Company's independent counsel shall provide the Investor's counsel with a Registration Opinion and (ii) in the event the dispute relates to the adequacy of financial disclosure and the Investor shall reasonably request, the Company's independent auditors shall provide to the Company a letter ("Agreed Upon Procedures Report") outlining the performance of such "agreed upon procedures" as shall be reasonably requested by the Investor and the Company shall provide the Investor with a copy of such letter.

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2.6 [Intentionally Left Blank].

3. Representations, Warranties and Covenants of Investor. Investor hereby represents and warrants to and agrees with the Company as follows:

3.1 Accredited Investor. Investor is an accredited investor ("Accredited Investor"), as defined in Rule 501 of Regulation D, and has checked the applicable box set forth in Section 10 of this Agreement.

3.2 Investment Experience; Access to Information; Independent Investigation.

3.2.1 Access to Information. Investor or Investor's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this Offering, the Company and its business and prospects, and to obtain any additional information which Investor or Investor's professional advisor deems necessary to verify the accuracy and completeness of the information received.

3.2.2 Reliance on Own Advisors. Investor has relied completely on the advice of, or has consulted with, Investor's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section 3.2.4 below and on the Opinion of Counsel). The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in this Agreement.

3.2.3 Capability to Evaluate. Investor has such knowledge and experience in financial and business matters so as to enable such Investor to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 3.2.4 below).

3.2.4 Disclosure Documents. Investor, in making Investor's investment decision to subscribe for the Investment Agreement hereunder, represents that (a) Investor has received and had an opportunity to review (i) Amendment Number 2 to the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2000, (ii) the Company's quarterly report on Form 10-QSB for the quarters ended March 31, 2001, and September 30, 2000, (iii) the Risk Factors, attached as Exhibit I, (the "Risk Factors") (iv) the Capitalization Schedule, attached as Exhibit J, (the "Capitalization Schedule") and (v) the Use of Proceeds Schedule, attached as Exhibit K, (the "Use of Proceeds Schedule"); (b) Investor has read, reviewed, and relied solely on the documents described in (a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, documents prepared by the Company which have been specifically provided to Investor in connection with this Offering (the documents described in this Section 3.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Investor and Investor's representatives, if any; (c) Investor has, prior to the date of this

21

Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the Exchange Act and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and (d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in Sections 5 and 6 of this Agreement. Investor acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Investor has not relied upon any Third Party Reports in making the decision to invest.

3.2.5 Investment Experience; Fend for Self. Investor has substantial experience in investing in securities and it has made investments in securities other than those of the Company. Investor acknowledges that Investor is able to fend for Investor's self in the transaction contemplated by this Agreement, that Investor has the ability to bear the economic risk of Investor's investment pursuant to this Agreement and that Investor is an "Accredited Investor" by virtue of the fact that Investor meets the investor qualification standards set forth in Section 3.1 above. Investor has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Investor's purposes.

3.3 Exempt Offering Under Regulation D.

3.3.1 No General Solicitation. The Investment Agreement was not offered to Investor through, and Investor is not aware of, any form of general solicitation or general advertising, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.3.2 Restricted Securities. Investor understands that the Investment Agreement is, the Common Stock issued at each Put Closing will be, and the Warrant Shares will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction exempt from the registration requirements of the federal securities laws and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Investor represents that Investor is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

3.3.3 Disposition. Without in any way limiting the representations set forth above, Investor agrees that until the Securities are sold pursuant to an effective Registration Statement or an exemption from registration, they will remain in the name of Investor and will not be transferred to or assigned to any broker, dealer or depositary. Investor further agrees not to sell, transfer, assign, or pledge the Securities (except for any bona fide pledge arrangement to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided

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further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), or to otherwise dispose of all or any portion of the Securities unless and until:

(a) There is then in effect a registration statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement and in compliance with applicable prospectus delivery requirements; or

(b) (i) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition to the extent relevant for determination of the availability of an exemption from registration, and (ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act or state securities laws. It is agreed that the Company will not require the Investor to provide opinions of counsel for transactions made pursuant to Rule 144 provided that Investor and Investor's broker, if necessary, provide the Company with the necessary representations for counsel to the Company to issue an opinion with respect to such transaction.

The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

3.4 Due Authorization.

3.4.1 Authority. The person executing this Investment Agreement, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Investor is executing this Agreement. Investor has reached the age of majority (if an individual) according to the laws of the state in which he or she resides.

3.4.2 Due Authorization. Investor is duly and validly organized, validly existing and in good standing as a limited liability company under the laws of Georgia with full power and authority to purchase the Securities to be purchased by Investor and to execute and deliver this Agreement.

3.4.3 Partnerships. If Investor is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners of Investor (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

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3.4.4 [Intentionally Left Blank].

4. Acknowledgments. Investor is aware that:

4.1 Risks of Investment. Investor recognizes that an investment in the Company involves substantial risks, including the potential loss of Investor's entire investment herein. Investor recognizes that the Disclosure Documents, this Agreement and the exhibits hereto do not purport to contain all the information, which would be contained in a registration statement under the Act;

4.2 No Government Approval. No federal or state agency has passed upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction;

4.3 No Registration, Restrictions on Transfer. As of the date of this Agreement, the Securities and any component thereof have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged (except for any limited pledge in connection with a margin account of Investor to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available;

4.4 Restrictions on Transfer. Investor may not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities or any component thereof in the absence of either an effective registration statement or an exemption from the registration requirements of the Act and applicable state securities laws;

4.5 No Assurances of Registration. There can be no assurance that any registration statement will become effective at the scheduled time, or ever, or remain effective when required, and Investor acknowledges that it may be required to bear the economic risk of Investor's investment for an indefinite period of time;

4.6 Exempt Transaction. Investor understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Investor to acquire such Securities.

4.7 Legends. The certificates representing the Put Shares shall not bear a legend restricting the sale or transfer thereof ("Restrictive Legend"). The certificates representing the Warrant Shares shall not bear a Restrictive Legend unless they are issued at a time when the Registration Statement is not effective for resale. It is understood that the certificates evidencing any Warrant Shares issued at a time when the Registration Statement is not effective for resale, subject to legend removal under the terms of Section 6.8 below, shall bear the following legend (the "Legend"):

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"The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or pursuant to an exemption therefrom."

5. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Investor (which shall be true at the signing of this Agreement, and as of any such later date as specified hereunder) and agrees with Investor that, except as set forth in the "Schedule of Exceptions" attached hereto as Exhibit C:

5.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would, in the Company's opinion, have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding (a "Proceeding") by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission, the National Association of Securities Dealers, Inc., the Nasdaq Stock Market, Inc. or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents. None of the disclosed Proceedings, if any, will, in the Company's opinion, have a material adverse effect upon the Company. The Company has the subsidiaries, if any, listed in the Schedule of Exceptions.

5.2 Corporate Condition. The Company's condition is, in all material respects, as described in the Disclosure Documents (as further set forth in any subsequently filed Disclosure Documents, if applicable), except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. Except for continuing losses, there have been no material adverse changes to the Company's business, financial condition, or prospects from the dates of such Disclosure Documents through the date of the Investment Commitment Closing. The financial statements as contained in the 10-KSB and 10-QSB have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act, or Generally Accepted Accounting Principles, as applicable), subject, in the case of unaudited interim financial statements, to customary year end adjustments and the absence of certain footnotes, and fairly present the financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes that are due, except for taxes that it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending or, to the best of the Company's knowledge, threatened against the

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Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. No event or circumstance exists relating to the Company which, under applicable law, requires public disclosure but which has not been so publicly announced or disclosed.

5.3 Authorization. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Common Stock being sold hereunder and the issuance (and/or the reservation for issuance) of the Warrants and the Warrant Shares have been taken, and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

5.4 Valid Issuance of Common Stock. The Common Stock and the Warrants, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Investor in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrants, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Investor, will be issued in compliance with all applicable U.S. federal and state securities laws. The Put Shares, the Warrants and the Warrant Shares will be issued free of any preemptive rights.

5.5 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, each as amended and in effect on and as of the date of the Agreement, or of any material provision of any material instrument or material contract to which it is a party or by which it is bound or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would, in the Company's opinion, have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement or the Registration Rights Agreement. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the transactions contemplated hereby and thereby will not (a) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, which would, in the Company's opinion, have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement, or (b) violate the Company's Certificate of Incorporation or By-Laws or (c) violate any statute, rule or

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governmental regulation applicable to the Company which violation would, in the Company's opinion, have a material adverse effect on the Company's business or prospects.

5.6 Reporting Company. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has filed all reports required by the Exchange Act since January 1, 1998. The Company undertakes to furnish Investor with copies of such reports as may be reasonably requested by Investor prior to consummation of this Offering and thereafter, to make such reports available, for the full term of this Agreement, including any extensions thereof, and for as long as Investor holds the Securities. The Common Stock is duly listed or approved for quotation on the O.T.C. Bulletin Board. The Company is not in violation of the listing requirements of the O.T.C. Bulletin Board and does not reasonably anticipate that the Common Stock will be delisted by the O.T.C. Bulletin Board for the foreseeable future. The Company has filed all reports required under the Exchange Act. The Company has not furnished to the Investor any material nonpublic information concerning the Company.

5.7 Capitalization. The capitalization of the Company as of the date hereof subject to exercise of any outstanding warrants and/or exercise of any outstanding stock options, and after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, is as set forth in the Capitalization Schedule as set forth in Exhibit J. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. Except as disclosed in the Capitalization Schedule, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Act (except the Registration Rights Agreement).

5.8 Intellectual Property. The Company has valid, unrestricted and exclusive ownership of or rights to use the patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business. Exhibit L lists all patents, trademarks, trademark registrations, trade names and copyrights of the Company. The Company has granted such licenses or has assigned or otherwise transferred a portion of (or all of) such valid, unrestricted and exclusive patents, trademarks, trademark registrations, trade names, copyrights, know-how, technology and other intellectual property necessary to the conduct of its business as set forth in Exhibit L. The Company has been granted licenses, know-how, technology and/or other intellectual property necessary to the conduct of its business as set forth in Exhibit L. To the best of the Company's knowledge after due inquiry, the Company is not infringing on the intellectual property rights of any third party, nor is any third party infringing on the Company's intellectual property rights. There are no restrictions in any agreements, licenses, franchises, or other instruments that preclude the Company from engaging in its business as presently conducted.

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5.9 Use of Proceeds. As of the date hereof, the Company expects to use the proceeds from this Offering (less fees and expenses) for the purposes and in the approximate amounts set forth on the Use of Proceeds Schedule set forth as Exhibit K hereto. These purposes and amounts are estimates and are subject to change without notice to any Investor.

5.10 No Rights of Participation. No person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

5.11 Company Acknowledgment. The Company hereby acknowledges that Investor may elect to hold the Securities for various periods of time, as permitted by the terms of this Agreement, the Warrants, and other agreements contemplated hereby, and the Company further acknowledges that Investor has made no representations or warranties, either written or oral, as to how long the Securities will be held by Investor or regarding Investor's trading history or investment strategies.

5.12 No Advance Regulatory Approval. The Company acknowledges that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby have not been approved by the SEC, or any other regulatory body and there is no guarantee that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby will ever be approved by the SEC or any other regulatory body. The Company is relying on its own analysis and is not relying on any representation by Investor that either this Investment Agreement, the transaction contemplated hereby or the Registration Statement contemplated hereby has been or will be approved by the SEC or other appropriate regulatory body.

5.13 Underwriter's Fees and Rights of First Refusal. Except as otherwise provided in this Agreement, the Company is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative in connection with this Offering.

5.14 Availability of Suitable Form for Registration. The Company is currently eligible and agrees to maintain its eligibility to register the resale of its Common Stock on a registration statement on a suitable form under the Act.

5.15 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under Regulation D of the Act or would require the issuance of any other securities to be integrated with this Offering under the Rules of the SEC. The Company has not engaged in any form of general solicitation or advertising in connection with the offering of the Common Stock or the Warrants.

5.16 Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of

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the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

5.17 Key Employees. As of the date of this Agreement, each "Key Employee" (as defined in Exhibit M) is currently serving the Company in the capacity disclosed in Exhibit M. No Key Employee, to the best knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries.

5.18 Representations Correct. The foregoing representations, warranties and agreements are true, correct and complete in all material respects, and shall survive any Put Closing and the issuance of the shares of Common Stock thereby.

5.19 Tax Status. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

5.20 Transactions With Affiliates. Except as set forth in the Disclosure Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

5.21 Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under Delaware law which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the issuance

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of the Common Stock, any exercise of the Warrants and ownership of the Common Shares and Warrant Shares. The Company has not adopted and will not adopt any "poison pill" provision that will be applicable to Investor as a result of transactions contemplated by this Agreement; provided that this Section 5.21 shall not apply and the provisions of any control share acquisition, business combination or other similar anti-takeover provisions under Delaware law, and any "poison pill" or other rights provisions adopted by the Company, may continue to apply to acquisitions of Company securities by the Investor that are not made directly from the Company pursuant to this Agreement, irrespective of whether the Investor owns or acquires Company securities pursuant to this Agreement.

5.22 [Intentionally Left Blank].

5.23 Major Transactions. As of the date of this Agreement, there are no other Major Transactions currently pending or contemplated by the Company.

5.24 Financings. As of the date of this Agreement, there are no other financings currently pending or contemplated by the Company.

5.25 Shareholder Authorization. The Company shall, at its next annual shareholder meeting following its listing on either the Nasdaq Small Cap Market or the Nasdaq National Market, or at a special meeting to be held as soon as practicable thereafter, use its best efforts to obtain approval of its shareholders to (i) authorize the issuance of the full number of shares of Common Stock which would be issuable under this Agreement and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount and (ii) increase the number of authorized shares of Common Stock of the Company (the "Share Authorization Increase Approval") such that at least 8,000,000 shares can be reserved for this Offering. In connection with such shareholder vote, the Company shall use its best efforts to cause all officers and directors of the Company to promptly enter into irrevocable agreements to vote all of their shares in favor of eliminating such prohibitions. As soon as practicable after the Stockholder 20% Approval and the Share Authorization Increase Approval, the Company agrees to use its best efforts to reserve 8,000,000 shares of Common Stock for issuance under this Agreement.

5.26 Acknowledgment of Limitations on Put Amounts. The Company understands and acknowledges that the amounts available under this Investment Agreement are limited, among other things, based upon the liquidity of the Company's Common Stock traded on its Principal Market.

5.27 Dilution. The number of shares of Common Stock issuable as Put Shares may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the period between the Effective Date and the end of the Commitment Period. The Company's executive officers and directors fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically

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acknowledges that, whenever the Company elects to initiate a Put, its obligation to issue the Put Shares is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

6. Covenants of the Company.

6.1 Independent Auditors. The Company shall, until at least the Termination Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

6.2 Corporate Existence and Taxes; Change in Corporate Entity. The Company shall, until at least the Termination Date, maintain its corporate existence in good standing and, once it becomes a "Reporting Issuer" (defined as a Company which files periodic reports under the Exchange Act), remain a Reporting Issuer and shall pay all its taxes when due except for taxes which the Company disputes. The Company shall not, at any time after the date hereof, enter into any merger, consolidation or corporate reorganization of the Company with or into, or transfer all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity in such transaction, if not the Company (the "Surviving Entity"), (i) has Common Stock listed for trading on Nasdaq or on another national stock exchange and is a Reporting Issuer, (ii) assumes by written instrument the Company's obligations with respect to this Investment Agreement, the Registration Rights Agreement, the Transfer Agent Instructions, the Warrants and the other agreements referred to herein, including but not limited to the obligations to deliver to the Investor shares of Common Stock and/or securities that Investor is entitled to receive pursuant to this Investment Agreement and upon exercise of the Warrants and agrees by written instrument to reissue, in the name of the Surviving Entity, any Warrants (each in the same terms, including but not limited to the same reset provisions, as the applicable Warrant originally issued or required to be issued by the Company) that are outstanding immediately prior to such transaction, making appropriate proportional adjustments to the number of shares represented by such Warrants and the exercise prices of such Warrants to accurately reflect the exchange represented by the transaction.

6.3 Registration Rights. Concurrently herewith, the Company will enter into a registration rights agreement covering the resale of the Common Shares and the Warrant Shares substantially in the form of the Registration Rights Agreement attached as Exhibit A.

6.4 Asset Transfers. The Company shall not (i) transfer, sell, convey or otherwise dispose of any of its material assets to any subsidiary except for a cash or cash equivalent consideration and for a proper business purpose or (ii) transfer, sell, convey or otherwise dispose of any of its material assets to any Affiliate, as defined below, during the Term of this Agreement. For purposes hereof, "Affiliate" shall mean any officer of the Company, director of the Company or owner of twenty percent (20%) or more of the Common Stock or other securities of the Company.

6.5 Capital Raising Limitations.

6.5.1 Capital Raising Limitations. During the period from the date of this Agreement until the date that is sixty (60) days after the Termination Date, the Company shall not issue or sell, or agree to issue or sell Variable Equity Securities (as

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defined below), for cash in private capital raising transactions without obtaining the prior written approval of the Investor of the Offering (the limitations referred to in this subsection 6.5.1 are collectively referred to as the "Capital Raising Limitations"). For purposes hereof, the following shall be collectively referred to herein as, the "Variable Equity Securities": (i) any common stock issued at a price which is less than 50% of the market value of company's common stock on the date of such issuance, (ii) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock at any conversion, exercise or exchange rate or other price that either (a) is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (b) equals less than 50% of the market value of the company's common stock at the time of initial closing or (c) that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security or upon the occurrence of specified contingent events directly or indirectly related to the business of the Company or the market for the Common Stock.

6.5.2 Investor's Right of First Refusal. For any private capital raising transactions of Equity Securities which close after the date hereof and on or prior to the date that is sixty (60) days after the Termination Date of this Agreement, not including any warrants issued in conjunction with this Investment Agreement, the Company agrees to deliver to Investor, at least ten (10) days prior to the closing of such transaction, written notice describing the proposed transaction, including the terms and conditions thereof, and providing the Investor and its affiliates an option (the "Right of First Refusal") during the ten (10) day period following delivery of such notice to purchase the securities being offered in such transaction on the same terms as contemplated by such transaction. For purposes hereof, the following shall be collectively referred to herein as, the "Equity Securities": (i) Common Stock or any other equity securities, (ii) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock or other equity securities, or (iii) any securities of the Company pursuant to an equity line structure or format similar in nature to this Offering.

6.5.3 Exceptions to Capital Raising Limitations and Rights of First Refusal. Notwithstanding the above, neither the Capital Raising Limitations nor the Rights of First Refusal shall apply to (a) any transaction involving issuances of securities by the Company to a company being acquired by the Company, as payment to such company for such acquisition, or in connection with the exercise of options by employees or directors of the Company, or a primary underwritten offering of the Company's Common Stock, (b) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (c) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees or directors, or (d) the issuance of debt securities, with no equity feature, incurred solely for working capital purposes.

6.6 Financial 10-KSB Statements, Etc. and Current Reports on Form 8-K. The Company shall deliver to the Investor copies of its annual reports on Form 10-KSB, and quarterly reports on Form 10-QSB and shall deliver to the Investor current reports on Form 8-K within two (2) days of filing for the Term of this Agreement.

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6.7 Opinion of Counsel. Investor shall, concurrent with the Investment Commitment Closing, receive an opinion letter from the Company's legal counsel, in the form attached as Exhibit B, or in such form as agreed upon by the parties, and shall, concurrent with each Put Date, receive an opinion letter from the Company's legal counsel, in the form attached as Exhibit H or in such form as agreed upon by the parties.

6.8 Removal of Legend. If the certificates representing any Securities are issued with a restrictive Legend in accordance with the terms of this Agreement, the Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if (a) the sale of such Security is registered under the Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Investor), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. Each Investor agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act.

6.9 Listing. Subject to the remainder of this Section 6.9, the Company shall ensure that its shares of Common Stock (including all Warrant Shares and Put Shares) are listed and available for trading on the O.T.C. Bulletin Board. Thereafter, the Company shall (i) use its best efforts to continue the listing and trading of its Common Stock on the O.T.C. Bulletin Board or to become eligible for and listed and available for trading on the Nasdaq Small Cap Market, the NMS, the American Stock Exchange or the New York Stock Exchange; and (ii) comply in all material respects with the Company's reporting, filing and other obligations under the By-Laws or rules of the NASD and such exchanges, as applicable.

6.10 The Company's Instructions to Transfer Agent. The Company will instruct the Transfer Agent of the Common Stock (the "Transfer Agent"), by delivering instructions in the form of Exhibit O hereto, to issue certificates, registered in the name of each Investor or its nominee, for the Put Shares and Warrant Shares in such amounts as specified from time to time by the Company upon any exercise by the Company of a Put and/or exercise of the Warrants by the holder thereof. Such certificates shall not bear a Legend unless issuance with a Legend is permitted by the terms of this Agreement and Legend removal is not permitted by Section 6.8 hereof and the Company shall cause the Transfer Agent to issue such certificates without a Legend. Nothing in this Section shall affect in any way Investor's obligations and agreement set forth in Sections 3.3.2 or 3.3.3 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) an Investor provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) an Investor transfers Securities, pursuant to Rule 144, to a transferee which is an accredited investor, the Company shall permit the transfer, and, in the case of Put Shares and Warrant Shares, promptly instruct its transfer

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agent to issue one or more certificates in such name and in such denomination as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to an Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.10 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6.10, that an Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.11 Stockholder 20% Approval. Prior to the closing of any Put that would cause the Aggregate Issued Shares to exceed the Cap Amount, if required by the rules of Nasdaq because the Company's Common Stock is listed on Nasdaq, the Company shall obtain approval of its stockholders to authorize the issuance of the full number of shares of Common Stock which would be issuable pursuant to this Agreement but for the Cap Amount and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "Stockholder 20% Approval").

6.12 Press Release. Any public announcement relating to this financing (a "Press Release") shall be submitted to the Investor for review at least two (2) business days prior to the planned release. The Company shall not disclose the Investor's name in any press release or other public announcement without the Investor's prior written approval. The Company shall obtain the Investor's written approval of the Press Release prior to issuance by the Company.

6.13 Change in Law or Policy. In the event of a change in law, or policy of the SEC, as evidenced by a No-Action letter or other written statements of the SEC or the NASD which causes the Investor or the Company to be unable to perform its obligations hereunder, this Agreement shall be automatically terminated, provided that notwithstanding any termination under this section 6.13, the Investor shall retain full ownership of the Commitment Warrant as partial consideration for its commitment hereunder, and provided that such termination shall have no effect on the parties' other rights and obligations under this Agreement or the Registration Rights Agreement.

6.14. Notice of Certain Events Affecting Registration; Suspension of Right to Make a Put. The Company shall immediately notify the Investor, but in no event later than two (2) business days by facsimile and by overnight courier, upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any

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event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the declaration by the SEC of the effectiveness of a Registration Statement; and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Notice during the continuation of any of the foregoing events.

6.15 Acknowledgment Regarding Investor's Purchase of the Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor's purchase of the Securities. The Company further represents to the Investor that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

6.16. Arm's Length Transaction. The parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

6.17. Copies of Financial Statements, Reports and Proxy Statements. Promptly upon the mailing thereof to the shareholders of the Company generally, the Company shall deliver to the Investor copies of all financial statements, reports and proxy statements so mailed and any other document generally distributed to shareholders.

6.18. Notice of Certain Litigation. Promptly following the commencement thereof, the Company shall provide the Investor written notice and a description in reasonable detail of any litigation or proceeding to which the Company or any subsidiary of the Company is a party, in which the amount involved is $250,000 or more and which is not covered by insurance or in which injunctive or similar relief is sought.

6.19. Term. The term ("Term") of this Agreement shall be a period of time beginning on the date of this Agreement and ending on the Termination Date, provided that notwithstanding the expiration of the Term and notwithstanding any Termination or Automatic Termination, (A) the Company's covenants in Sections 4.7, 5.1, 5.4, 6.1, 6.2, 6.3, 6.4, 6.8, 6.9,6.10, 6.13 and 7.9 hereof shall survive and remain in full force and effect until sixty (60) days following the later of (i) the Termination Date or

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(ii) the date that all of the Warrants have been exercised, (B) the Company's covenants under Section 7.8 and Section 9 hereof shall survive and remain in full force and effect for the full period of time that a suit could be brought against the Investor with respect to this Agreement, the Related Agreements or with respect to the Registration Statement and related prospectus under any applicable statutes of limitations, and (C) notwithstanding a Termination or Automatic Termination, the Related Agreements between the parties shall not terminate and shall remain in full force and effect in accordance with their respective terms.

7. Miscellaneous.

7.1 Representations and Warranties Survive the Closing; Severability. Investor's and the Company's representations and warranties shall survive the Investment Date and any Put Closing contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, or is altered by a term required by the Securities Exchange Commission to be included in the Registration Statement, this Agreement shall continue in full force and effect without said provision; provided that if the removal of such provision materially changes the economic benefit of this Agreement to the Investor or the Company, this Agreement shall terminate.

7.2 Successors and Assigns. This Agreement shall not be assignable by either party.

7.3 Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

7.4 Titles and Subtitles; Gender. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neuter pronoun shall be deemed to include a reference to the others.

7.5 Written Notices, Etc. Any notice, demand or request required or permitted to be given by the Company or Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile or upon receipt if by overnight or two (2) day courier, addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing; provided, however, that in order for any notice to be effective as to the Investor such notice shall be delivered and sent, as specified herein, to all the addresses and facsimile telephone numbers of the Investor set forth at the end of this Agreement or such other address and/or facsimile telephone number as Investor may request in writing.

7.6 Expenses. Except as set forth in the Registration Rights Agreement, each of the Company and Investor shall pay all costs and expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

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7.7 Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Common Stock certificates, the Warrants, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, whether oral, written, or otherwise except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

7.8 Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws. Any controversy or claim arising out of or related to the Transaction Documents or the breach thereof, shall be settled by binding arbitration in Atlanta, Georgia in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by Company or any Investor to the other. The arbitrator(s) shall enter a judgment by default against any party, which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of the parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Atlanta, Georgia or to the United States District Court sitting in Georgia for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

Although the parties, as expressed above, agree that all claims, including claims that are equitable in nature, for example specific performance, shall initially be prosecuted in the binding arbitration procedure outlined above, if the arbitration panel dismisses or otherwise fails to entertain any or all of the equitable claims asserted by reason of the fact that it lacks jurisdiction, power and/or authority to consider such claims and/or direct the remedy requested, then, in only that event, will the parties have the right to initiate litigation respecting such equitable claims or remedies. The forum for such equitable relief shall be in either a state or federal court sitting in Atlanta, Georgia. Each party waives any right to a trial by jury, assuming such right exists in an equitable proceeding, and irrevocably submits to the jurisdiction of said Georgia court. Georgia law shall govern both the proceeding as well as the interpretation and construction of the Transaction Documents and the transaction as a whole.

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7.9 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on the Principal Market on any given Trading Day for the purposes of this Agreement shall be the Bloomberg L.P. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

8. Subscription and Wiring Instructions; Irrevocability.

(a) Wire transfer of Subscription Funds. Investor shall deliver Put Dollar Amounts (as payment towards any Put Share Price) by wire transfer, to the Company pursuant to a wire instruction letter to be provided by the Company, and signed by the Company.

(b) Irrevocable Subscription. Investor hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Investor, that this Agreement is irrevocable and that Investor is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Investor and delivered pursuant hereto, and that this Agreement and such other agreements shall survive the death or disability of such Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

9. Indemnification and Reimbursement.

(a) Indemnification. In consideration of the Investor's execution and delivery of the Investment Agreement, the Registration Rights Agreement and the Warrants (the "Transaction Documents") and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Investor and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents, members, partners or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or documents contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate,

37

instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the stockholders of the Company, or (d) claims made by third parties against any of the Indemnitees based on a violation of Section 5 of the Securities Act caused by the integration of the private sale of common stock to the Investor and the public offering pursuant to the Registration Statement.

To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 9, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 9, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this Section 9 to the extent it is prejudicial.

(b) Reimbursement. If (i) the Investor, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if the Investor is impleaded in any such action, proceeding or investigation by any person or entity, or (ii) the Investor, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Transaction Documents, or if the Investor is impleaded in any such action, proceeding or investigation by any person or entity, then in any such case, the Company will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation ) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Investor is a named party, the Company will pay the Investor the charges, as reasonably determined by the Investor, for the time of any officers or employees of the Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearing, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement

38

obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor and any such Affiliate and any such person or entity. The Company also agrees that neither the Investor nor any such Affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the Investor or any inaccuracy in any representation or warranty of the Investor contained herein or any breach by the Investor of any of the provisions hereof.

[INTENTIONALLY LEFT BLANK]

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10. Accredited Investor. Investor is an "accredited investor" because (check all applicable boxes):

(a) [ ] it is an organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(b) [ ] any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

(c) [ ] a natural person, who

[ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

[ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

[ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(d) [ X ] an entity each equity owner of which is an entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

(e) [ ] other [specify] ___________________________________________________.

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The undersigned hereby subscribes the Maximum Offering Amount and acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

IN WITNESS WHEREOF, the undersigned Investor does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Investor by the following signature(s) executed this Agreement.

Dated this 13th day of September, 2001.

SWARTZ PRIVATE EQUITY, LLC

By: __Eric Swartz_________________________________

Eric S. Swartz, Manager

SECURITY DELIVERY INSTRUCTIONS:

Swartz Private Equity, LLC

c/o Eric S. Swartz

300 Colonial Center Parkway

Suite 300

Roswell, GA 30076

Telephone: (770) 640-8130

THIS AGREEMENT IS ACCEPTED BY THE COMPANY IN THE AMOUNT OF THE MAXIMUM OFFERING AMOUNT ON THE 13TH DAY OF SEPTEMBER, 2001.

TRI-VALLEY CORPORATION

By: ___Thomas Cunningham____
Thomas J. Cunningham, CFO, Treasurer, Secretary

Address:	Attn: Thomas J. Cunningham
5555 Business Park South, Suite 200
Bakersfield, CA 93309
Telephone (661) 864-0500
Facsimile (661) 864-0600

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ACKNOWLEDGEMENT AND AGREEMENT

With respect to the Investment Agreement entered into as of August 20, 2001 and amended on or about September 13,2001, by and among Tri-Valley Corporation, a corporation duly incorporated and existing under the laws of the state of Delaware (the "Company") and Swartz Private Equity, LLC (hereinafter referred to as "Swartz"), the Company hereby agrees and acknowledges the following:

The Company acknowledges that the Investor may sell the Put Shares any time, and from time to time, after the Put Date for such shares, and that such sales may occur during a Pricing Period or Pricing Periods and may have the effect of reducing the Purchase Price.

Furthermore, the Company agrees to present the proposed final registration statement to be filed pursuant to the terms of the Registration Rights Agreement entered into in conjunction with the Investment Agreement to Swartz for its review at least five (5) business days prior to the proposed filing date, and to obtain Swartz's final comments to the registration statement before filing it with the SEC. The Company agrees to obtain Swartz' approval prior to releasing any press release regarding the offering contemplated by the Investment Agreement and that no press release regarding the offering shall contain Swartz' name until after the date that the registration statement covering the offering is declared effective.

In WITNESS WHEREOF, the undersigned have executed this Agreement as of this 13th day of September, 2001.

TRI-VALLEY CORPORATION	INVESTOR: SWARTZ PRIVATE EQUITY, LLC

By: __Thomas Cunningham_______	By: ___Eric Swartz___________
Thomas J. Cunningham,	Eric S. Swartz, Manager
CFO, Treasurer, Secretary

5555 Business Park South, Suite 200	300 Colonial Center Parkway
Bakersfield, CA 93309	Suite 300
Telephone (661) 864-0500	Roswell, GA 30076
Facsimile (661) 864-0600	Telephone: (770) 640-8130
Facsimile (770) 640-7150

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Exhibit A:

Amended and Restated Registration Rights Agreement

AMEMDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of September 13, 2001, by and among Tri-Valley Corporation, a corporation duly incorporated and existing under the laws of the State of Delaware (the "Company"), and the investor as named on the signature page hereto (hereinafter referred to as "Investor") and amends and restates that Registration Rights Agreement between the parties dated on or about September 13, 2001.

RECITALS:

WHEREAS, pursuant to the Company's offering ("Offering") of up to Fifteen Million Dollars ($15,000,000) of Common Stock of the Company, pursuant to that certain Investment Agreement of even date herewith (the "Investment Agreement") between the Company and the Investor, the Company has agreed to sell and the Investor has agreed to purchase, from time to time as provided in the Investment Agreement, shares of the Company's Common Stock for a maximum aggregate offering amount as described above;

WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to issue to the Investor the Commitment Warrants to purchase a number of shares of Common Stock, exercisable for five (5) years from their respective dates of issuance (the "Commitment Warrants" or the "Warrants"); and

WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Common Stock to be issued in the Offering and the Common Stock issuable upon exercise of the Warrants as set forth in this Agreement.

TERMS:

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Certain Definitions. As used in this Agreement (including the Recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

"Additional Registration Statement" shall have the meaning set forth in Section 3(b).

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"Amended Registration Statement" shall have the meaning set forth in Section 3(b).

"Business Day" shall have the meaning set forth in the Investment Agreement.

"Closing Bid Price" shall have the meaning set forth in the Investment Agreement.

"Commitment Warrant" shall have the meaning as set forth in the Investment Agreement.

"Common Stock" shall mean the common stock, par value $0.01, of the Company.

"Due Date" shall mean the date that is one hundred twenty (120) days after the date of this Agreement.

"Effective Date" shall have the meaning set forth in Section 2.3.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

"Filing Deadline" shall mean the date that is forty-five (45) days after the date of this Agreement.

"Ineffective Period" shall mean any period of time after the Effective Date during the term hereof that the Registration Statement or any Supplemental Registration Statement (each as defined herein) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities (as defined herein) for any reason (or in the event the prospectus under either of the above is not current and deliverable).

"Ineffective Period Payments" shall have the meaning set forth in Section 4.

"Investment Agreement" shall have the meaning set forth in the Recitals hereto.

"Investor" shall have the meaning set forth in the preamble to this Agreement.

"Holder" shall mean Investor, and any other person or entity owning or having the right to acquire Registrable Securities or any permitted assignee.

"Piggyback Registration" and "Piggyback Registration Statement" shall have the meaning set forth in Section 4.

"Put" shall have the meaning as set forth in the Investment Agreement.

2

"Register," "Registered," and "Registration" shall mean and refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document.

"Registrable Securities" shall have the meaning set forth in Section 2.1.

"Registration Statement" shall have the meaning set forth in Section 2.2.

"Rule 144" shall mean Rule 144, as amended, promulgated under the Securities Act.

"Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

"Supplemental Registration Statement" shall have the meaning set forth in Section 3(b).

"Warrants" shall have the meaning set forth in the above Recitals.

"Warrant Shares" shall mean shares of Common Stock issuable upon exercise of any Warrant.

2. Required Registration.

2.1 Registrable Securities. "Registrable Securities" shall mean those shares of the Common Stock of the Company together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, that are: (i) issuable or issued to the Investor pursuant to the Investment Agreement, or (ii) issuable or issued upon exercise of the Commitment Warrants; provided, however, that notwithstanding the above, the following shall not be considered Registrable Securities:

(a) any Common Stock which would otherwise be deemed to be Registrable Securities, if and to the extent that those shares of Common Stock may be resold in a public transaction without volume limitations or other material restrictions without registration under the Securities Act, including without limitation, pursuant to Rule 144 under the Securities Act; and

(b) any shares of Common Stock which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned.

2.2 Filing of Initial Registration Statement. The Company shall, by the Filing Deadline, file a registration statement ("Registration Statement") on Form SB-2 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of Investor), covering the resale of a number of shares of Common Stock as Registrable Securities equal to at least Eight Million (8,000,000) shares of Common Stock and shall cover, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Securities Act. In the event that the Company has not filed the Registration Statement

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by the Filing Deadline, then the Company shall pay to Investor an amount equal to $500, in cash, for each Business Day after the Filing Deadline until such Registration Statement is filed, payable within ten (10) Business Days following the end of each calendar month in which such payments accrue.

2.3 Response to SEC Comments; Registration Effective Date. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC (the date of such effectiveness is referred to herein as the "Effective Date") by the Due Date. In the event that the SEC has comments to the Registration Statement, the Company shall file a written response to any such comments within forty five (45) days of the Company's receipt of such comments (the "Comment Response Deadline"). In the event that the Company has not filed a written response to any such SEC comments by the applicable Comment Response Deadline, then the Company shall pay to Investor an amount equal to $500, in cash, for each Business Day after the Comment Response Deadline until such responses are provided to the SEC in writing, payable within ten (10) Business Days following the end of each calendar month in which such payments accrue.

2.4 Shelf Registration. The Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective until all Registrable Securities are resold pursuant to the Registration Statement.

2.5 Supplemental Registration Statement. Any time the Registration Statement does not cover a sufficient number of shares of Common Stock to cover all outstanding Registrable Securities, the Company shall promptly prepare and file with the SEC such Supplemental Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities and shall use its best efforts to cause such Supplemental Registration Statement to be declared effective as soon as possible.

3. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and to remain effective until the date that all Registrable Securities are resold pursuant to such Registration Statement.

(b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement ("Amended Registration Statement") or prepare and file any additional registration statement ("Additional Registration Statement," together with the Amended Registration Statement, "Supplemental Registration Statements") as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Supplemental Registration Statements or such prior registration statement and to cover the resale of all Registrable Securities.

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(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus (if applicable), in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of the jurisdictions in which the Holders are located, or such other jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement and of all other jurisdictions where legally required, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) [Intentionally Left Blank].

(f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

(g) Provide Holders with notice of the date that a Registration Statement or any Supplemental Registration Statement registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective.

(h) Provide Holders and their representatives the opportunity and a reasonable amount of time, based upon reasonable notice delivered by the Company, to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers and directors for questions regarding such information as it relates to information contained in the Registration Statement.

(i) Provide Holders and their representatives the opportunity to review the Registration Statement and all amendments or supplements thereto prior to their filing with the SEC by giving the Holder at least five (5) business days advance written notice prior to such filing.

(j) Provide each Holder with prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any is issued, to obtain the removal thereof at the earliest possible date.

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(k) Use its best efforts to list the Registrable Securities covered by the Registration Statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the NASD, American Stock Exchange, NYSE and any other exchange or market on which the Common Stock is listed.

4. Ineffective Period.

(a) Ineffective Period Payment. Within five (5) Business Days after the last day of any Ineffective Period, the Company will pay to the Investor in cash ("Ineffective Period Payments"), as liquidated damages for such suspension and not as a penalty, an amount equal to the number of shares of Common Stock issued to the Investor in any Put with a Pricing Period End Date (as defined in the Investment Agreement) that is thirty (30) business days or less prior to the date that the Ineffective Period commences, multiplied by the difference of:

(i) the highest closing price of the Company's Common Stock for any trading day during the Ineffective Period,

minus

(ii) the lowest closing price of the Company's Common Stock for the five (5) trading days including and immediately following the last trading day of such Ineffective Period.

(b) Liquidated Damages. The parties hereto acknowledge and agree that the sums payable as Ineffective Period Payments shall give rise to liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

5. Piggyback Registration. If any time prior to the date that the Registration Statement is declared effective or during any Ineffective Period (as defined in the Investment Agreement) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten (10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered ("Piggyback Registration"), to the extent such inclusion does not violate the registration rights of any

6

other security holder of the company granted prior to the date hereof; provided, however, that nothing herein shall prevent the Company from withdrawing or abandoning such registration statement prior to its effectiveness.

6. Limitation on Obligations to Register under a Piggyback Registration. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the related Piggyback Registration Statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in such Piggyback Registration Statement, to the extent any such Registrable Securities may be included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into an agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

7. Dispute as to Registrable Securities. In the event the Company believes that shares sought to be registered under Section 2 or Section 5 by Holders do not constitute "Registrable Securities" by virtue of Section 2.1 of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer), that those securities may be sold immediately, without volume limitation or other material restrictions, without registration under the Securities Act, by virtue of Rule 144 or similar provisions.

8. Furnish Information. At the Company's request, each Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities to the extent required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Securities Act. The Company shall include all information provided by such Holder pursuant hereto in the Registration Statement, substantially in the form supplied, except to the extent such information is not permitted by law.

9. Expenses. All expenses, other than commissions and fees and expenses of counsel to the selling Holders, incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

10. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

7

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, legal counsel, and accountants of each Holder, any underwriter (as defined in the Securities Act, or as deemed by the Securities Exchange Commission, or as indicated in a registration statement) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person; provided however, that the above shall not relieve the Company from any other liabilities which it might otherwise have.

(b) Each Holder of any securities included in such registration being effected shall indemnify and hold harmless the Company, its directors and officers, each underwriter and each other person, if any, who controls (within the meaning of the Securities Act) the Company or such other indemnified party, against any liability, joint or several, to which any such indemnified party may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of any material fact about the Holder (to the extent, but only to the extent, that such untrue statement or alleged untrue statement was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Holder specifically for use therein) contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Such Holder shall reimburse any indemnified party for any legal fees incurred in investigating or defending any such liability; provided, however, that such Holder's obligations hereunder shall be limited to an amount equal to the proceeds to such Holder of the securities sold in any such registration; and provided further, that no Holder shall be required to indemnify any party against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of such party to deliver a prospectus as required by the Securities Act.

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(c) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume, the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

(c) To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

(d) The obligations of the Company and Holders under this Section 10 shall survive the resale, if any, of the Common Stock, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

11. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144; and

(b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

12. Amendments to Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the written consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company. The Company will provide the Investor five (5) business days notice prior to filing any amendment to the Registration Statement or any amendment or supplement to the Prospectus and shall give the Investor the opportunity to review and comment on any such amendment or supplement. Failure of the Investor to comment within five (5) business days shall not preclude the Company from filing such amendment or supplement after such notice period has expired.

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13. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: Tri-Valley Corporation, 5555 Business Park South, Suite 200, Bakersfield, CA 93309; Telephone (616) 864-0500, Facsimile: (661) 864-0600 (or at such other location as directed by the Company in writing) and (ii) the Holders at their respective last address as the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

14. Termination. This Agreement shall terminate on the date all Registrable Securities cease to exist (as that term is defined in Section 2.1 hereof); but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement, and provided that the Company's obligations under Section 10 hereof shall survive such termination.

15. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement), and the Company hereby agrees to file an amended registration statement including such transferee as a selling security holder thereunder; and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

16. Arbitration; Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws. Any controversy or claim arising out of or related to the Transaction Documents or the breach thereof, shall be settled by binding arbitration in Atlanta, Georgia in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by Company or any Investor to the other. The arbitrator(s) shall enter a judgment by default against any party, which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including

10

all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of the parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Atlanta, Georgia or to the United States District Court sitting in Georgia for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

Although the parties, as expressed above, agree that all claims, including claims that are equitable in nature, for example specific performance, shall initially be prosecuted in the binding arbitration procedure outlined above, if the arbitration panel dismisses or otherwise fails to entertain any or all of the equitable claims asserted by reason of the fact that it lacks jurisdiction, power and/or authority to consider such claims and/or direct the remedy requested, then, in only that event, will the parties have the right to initiate litigation respecting such equitable claims or remedies. The forum for such equitable relief shall be in either a state or federal court sitting in Atlanta, Georgia. Each party waives any right to a trial by jury, assuming such right exists in an equitable proceeding, and irrevocably submits to the jurisdiction of said Georgia court. Georgia law shall govern both the proceeding as well as the interpretation and construction of this Agreement and the transaction as a whole.

17. Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

18. Specific Performance. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

19. Indemnity. Each party shall indemnify each other party against any and all claims, damages (including reasonable attorney's fees), and expenses arising out of the first party's breach of any of the terms of this Agreement.

20. Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Investment Agreement, the Common Stock certificates, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein,

[INTENTIONALLY LEFT BLANK]

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Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 13th day of September, 2001.

TRI-VALLEY CORPORATION

By: __Thomas Cunningham_______
Thomas J. Cunningham,
CFO, Treasurer, Secretary

5555 Business Park South, Suite 200
Bakersfield, CA 93309
Telephone (661) 864-0500
Facsimile (661) 864-0600

INVESTOR: SWARTZ PRIVATE EQUITY, LLC

By: ___Eric Swartz___________
Eric S. Swartz, Manager

300 Colonial Center Parkway
Suite 300
Roswell, GA 30076
Telephone: (770) 640-8130
Facsimile (770) 640-7150

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Exhibit B:

Investment Commitment Opinion of Counsel

Strasburger & Price, L.L.P.

600 Congress Avenue, Suite 2600

Austin, Texas 78701

(512) 499-3600

(512) 499-3660 - fax

September 13, 2001

Swartz Private Equity, LLC

300 Colonial Center Parkway

Suite 300

Roswell, GA 30076

Re: Tri-Valley Corporation

Private Equity Line Commitment Opinion

Gentlepersons,

We have acted as special counsel to Tri-Valley Corporation, a Delaware corporation (the "Company"), in connection with the Regulation D Common Stock Private Equity Line Amended and Restated Investment Agreement, dated as of September 13, 2001, between the Company and the Investor named therein ("Investment Agreement") and accompanying Registration Rights Agreement between the Company and the Investor named therein ("Registration Rights Agreement"), and the issuance and sale of shares of the Company's Common Stock, $.001 par value ("Common Stock"), provided for thereunder. This Opinion Letter is being delivered to you pursuant to Section 6.7 of the Investment Agreement. Capitalized terms used herein without definition have the respective meanings assigned to them in the Investment Agreement and Registration Rights Agreement (together, the "Transaction Documents").

This Opinion Letter is governed by, and shall be interpreted in accordance with, the Transaction Documents. As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Transaction Documents, and this Opinion Letter should be read in conjunction therewith.

With regard to various factual issues involved in rendering the opinions expressed below, we have, to the extent we have deemed necessary, relied on the Investment Agreement, the Registration Rights Agreement, Instructions to Transfer Agent, and the Commitment Warrant to purchase the Companys Common Stock issued to the Investor in accordance with the Investment Agreement, (referred to as either the Commitment Warrant or the "Warrants") to purchase the Company's Common Stock to be issued to the Investor in accordance with the Investment Agreement.

Swartz Private Equity, LLC

September 13, 2001

With regard to various factual issues involved in rendering the opinions expressed below, we have, to the extent we have deemed necessary, relied on the Officer's Certificate signed by Thomas J. Cunningham, dated 13th day of September, 2001 (the "Officer's Certificate").

In connection with the opinions expressed below we have examined the documents listed in the preceding paragraph and the following additional documents:

1. The Articles of Incorporation of the Company, as amended, certified by the Secretary of the Company and the By-laws of the Company as in effect on 13th day of September, 2001, as certified by the Secretary of the Company.

2. Certificate by the Secretary of State of the State of Delaware regarding the existence and good standing of the Company as a corporation under the laws of the State of Delaware.

3. Certificates of the good standing and qualification of the Company to do business from the Alaska Department of Community and Economic Development, California Secretary of State, and New York Department of State.

4. The minute book of the Company, including copies, certified to our satisfaction, of resolutions adopted by unanimous consent of the Board of Directors of the Company authorizing the execution of the Transaction Documents.

Jurisdiction

Our opinions below cover only: (i) the laws of the State of Texas, (ii) the Delaware General Corporation Law ("DGCL"), and (iii) the federal law of the United States.

We are admitted to practice in the State of Texas. We call your attention to the fact that the Transaction Documents state that they are to be governed by Georgia law. We are not familiar with the laws of Georgia and have assumed, without knowing and without making an investigation to determine, that the laws of the State of Georgia are the same as the laws of Texas.

Opinions

Based upon the foregoing and having due regard for such legal considerations as we have deemed relevant, we are of the opinion that:

1. The Company is a corporation duly incorporated and validly existing under the laws of the state of Delaware. The Company is qualified as a foreign corporation and is in good standing in the states of California, Alaska and New York. Based on the

Swartz Private Equity, LLC

September 13, 2001

representations in the Officer's Certificate that the Company does not have any material business operations or assets in any other jurisdiction of the United States, the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification or in which failure to qualify would have a material adverse effect on the Company.

2. The execution, delivery and performance of the Transaction Documents, the issuance of the Common Stock, the issuance of the Warrants and the issuance of the Common Stock upon exercise of the Warrants have been duly authorized by all required corporate action on the part of the Company, and except for approval by the Company's stockholders of the issuance of Common Stock in excess of the Cap Amount, no further consents of the Company or its board of directors or stockholders are required.

3. In the course of preparing the Transaction Documents, we participated in conferences with officers and other representatives of the Company, during which conferences the contents of the Transaction Documents and related matters were discussed, and, although we are not passing upon and do not assume any responsibility for, nor have we independently verified, the accuracy, completeness or fairness of the statements contained in the Transaction Documents, no facts have come to our attention that lead us to believe that the Transaction Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock ($.001 par value) and 5,000,000 shares of Preferred Stock ($.001 par value). To the best of our knowledge, the outstanding issued capital stock of the Company is set forth in the Capitalization Schedule included as Schedule K to the Investment Agreement. The outstanding shares of Common Stock of the Company are validly authorized and issued, fully paid and non-assessable.

5. When the Put Shares are issued in accordance with the Investment Agreement, or when shares of Common Stock are issued upon exercise of the Warrants in accordance with the terms of the Warrants, such shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

6. The Investment Agreement, the Registration Rights Agreement, the Instructions to Transfer Agent, and the Commitment Warrant are enforceable against the Company in accordance with their respective terms.

7. Assuming the truth of the representations made by the Investor in Section 3 of the Investment Agreement and by the Company in Section 5 of the Investment Agreement, it will not be necessary, in connection with the execution of the Investment

Swartz Private Equity, LLC

September 13, 2001

Agreement and the issuance and sale of the Put Shares to register such securities under the Securities Act of 1933, as Amended (the "Securities Act") and California and Georgia securities laws (assuming such laws are the same as in Texas), and such execution, issuance and sale are exempt from such registration under the Securities Act.

8. Assuming the truth of the representations made by the Investor in Section 3 of the Investment Agreement and by the Company in Section 5 of the Investment Agreement, it will not be necessary to register the issuance and sale of the Warrants or the Common Stock upon exercise of the Warrants under the Securities Act and California and Georgia securities laws (assuming such laws are the same as in Texas), and such issuance and sale are exempt from such registration under the Securities Act.

9. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby will not, (i) violate the Articles of Incorporation or Bylaws of the Company, or result in a violation of any federal law or the DGCL, rule or regulation (or order, judgment or decree known to us) of a type generally recognized as being directly applicable to the Company and the transactions contemplated by the Transaction Documents, or (ii) to our knowledge, breach or constitute a default (or an event which with notice or lapse of time or both would become a default) under any material agreements, indenture or instrument to which the Company is a party. Assuming and relying upon the accuracy of the relevant representations and agreements of the Investor to the Investment Agreement, the Company is not required to obtain any consent, approval or action of, or make any filings with, or give any notice to, any corporation, person or firm or any public, governmental or judicial authority, except as may have been duly obtained or made, as the case may be, and are in full force and effect (other than any SEC, NASD or state securities filings set forth in the Investment Agreement which may be required to be made by the Company, any registration statement under the Act which may be filed pursuant to the Transaction Documents and authorization by the Company's stockholders of the issuance of the securities pursuant to the Transaction Documents) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the securities in accordance with the terms of the Transaction Documents.

Qualifications and Limitations

In addition to those limitations and qualifications expressly stated elsewhere in this letter, the opinions expressed above are expressly subject to the following qualifications, limitations and assumptions:

A. In expressing the opinions set forth in paragraph 1 as to the incorporation, existence and good standing of the Company, we have relied solely on the certificates

Swartz Private Equity, LLC

September 13, 2001

of the Delaware Secretary of State, Alaska Department of Community and Economic Development, California Secretary of State, and New York Department of State.

B. We express no opinion as to the availability or enforceability of the following provisions and remedies set forth in the Transaction Documents: (i) self-help remedies; (ii) provisions relating to certain waivers by the Company from asserting certain claims or defenses from obtaining certain rights and remedies; (iii) provisions relating to subrogation rights, delay or omission of enforcement of rights or remedies, indemnification or exculpation, releases of future acts, or severability; (iv) provisions purporting to establish evidentiary standards for suits or proceedings to enforce such documents; (v) provisions wherein one party grants power or authority to the other party to execute documents on behalf of the granting party including a power of attorney; (vi) provisions limiting the ability of the parties to modify such documents except by written agreement; (vii) provisions calling for the resolution of disputes through mandatory binding arbitration; (viii) waivers of the right to a trial by jury; and (ix) provisions agreeing to service of process by mail.

C. We have assumed: (i) the legal capacity of all natural persons, including all persons acting on behalf of business entities; and the genuineness of all signatures; (ii) that all documents, certificates and instruments submitted to us as copies confirm to authentic original documents, certificates and instruments; (iii) that the Transaction Documents have not been amended, modified or supplemented by any other agreement, action or understanding of the parties and there has been no waiver of any material provisions of the Transaction Documents; (iv) that the execution and delivery of the Transaction Documents by all parties thereto and the consummation of the transactions contemplated thereby will be free of intentional or unintentional mistake, fraud, undue influence, duress, or criminal activity (and we advise you that we have no knowledge of any such intentional or unintentional mistake, fraud, undue influence, duress, or criminal activity); and (v) that all parties have complied with any requirements of good faith, fair dealing and conscionability.

D. With respect to the opinions in paragraph 5 hereof that the Common Stock, when issued, upon exercise of the Put Shares and the Warrants and fulfillment of the terms of the Transaction Documents, respectively, will be validly issued, we have assumed that (i) such Common Stock will be evidenced by appropriate certificates, duly executed and delivered and (ii) the Company will maintain a sufficient number of authorized and unissued shares of Common Stock, at all times while the Investment Agreement and Warrants are outstanding, to permit the issuance of the Put Shares and the exercise of the Warrants in accordance with their terms.

E. We express no opinion and assume no responsibility as to the effect of, or consequences resulting from, any legislative act or other change in law occurring after the date of this letter.

Swartz Private Equity, LLC

September 13, 2001

F. Our opinion in paragraph 6 above as to the enforceability of the Transaction Documents is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws and legal principles of general application now or hereafter in effect relating to or limiting the rights of creditors and (b) general principles of equity which may limit the availability of certain equitable remedies.

G. The characterization of any opinion or statement set forth herein with respect to the existence or absence of facts as being "to our knowledge," "known to us," or any similar phrasing means that during the course of our representation in connection with the transactions contemplated by the Transaction Documents, no information has come to the attention of the lawyers with this Firm who have devoted substantive attention to this matter (the "Primary Lawyer Group") which would give us current actual knowledge of the existence of facts as of the date hereof which would make any such opinion or statement incorrect. No inquiry has been made of lawyers with this firm other than the Primary Lawyer Group, nor have other files of this firm been reviewed to determine the existence of facts which alone or following other inquiry would indicate that any of the foregoing opinions or any representations are incorrect.

This Opinion Letter may be relied upon by you only in connection with the transaction contemplated by the Transaction Documents and may not be used or relied upon by you or any other person for any purpose whatsoever, without in each instance our prior written consent. These opinions are based on our knowledge of the law and facts as of the date hereof. We assume no duty to communicate with you with respect to any matter which comes to our attention hereafter.

Sincerely,

Strasburger & Price, LLP

__Lee Polson_____________

By: Lee Polson, Partner

Exhibit C:

Schedule of Exceptions

EXHIBIT C

SCHEDULE OF EXCEPTIONS

This Schedule of Exceptions reports matters required by Section 5, Representations and Warranties of the Company, of that certain Investment Agreement (the "Agreement") entered as of August 20, 2001 and amended on or about September 13, 2001, by and between Tri-Valley Corporation, a Delaware Corporation (the "Company"), with headquarters located at 5555 Business Park South, Suite 200, Bakersfield, California, and the Investor set forth on the execution page of said Agreement.
5.1	Subsidiaries.

a. Tri-Valley Oil and Gas Company
b. Tri-Valley Power Corporation

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Exhibit D:

Form of Advance Put Notice

EXHIBIT D

ADVANCE PUT NOTICE

Tri-Valley Corporation (the "Company") hereby intends, subject to the Individual Put Limit (as defined in the Investment Agreement), to elect to exercise a Put to sell the number of shares of Common Stock of the Company specified below, to _____________________________, the Investor, as of the Intended Put Date written below, all pursuant to that certain Amended and Restated Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC originally dated on or about August 20, 2001 and amended on or about September 13, 2001.

Date of Advance Put Notice:	______________________

Intended Put Date:	______________________

Intended Put Share Amount:	______________________

Company Designation Maximum Put Dollar Amount (Optional):	______________________

Company Designation Minimum Put Share Price (Optional):	______________________

TRI-VALLEY CORPORATION

By: ______________________
Thomas J. Cunningham, CFO
Treasurer, Secretary

Address:
Attn: Thomas J. Cunningham
5555 Business Park South, Suite 200
Bakersfield, CA 93309
Telephone (661) 864-0500
Facsimile (661) 864-0600

Receipt Confirmed by Investor - Initials:	_________
Date:	_________

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Exhibit F:

Form of Put Notice

EXHIBIT F

PUT NOTICE

Tri-Valley Corporation (the "Company") hereby elects to exercise a Put to sell shares of common stock ("Common Stock") of the Company to _____________________________, the Investor, as of the Put Date, at the Put Share Price and for the number of Put Shares written below, all pursuant to that certain Amended and Restated Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC originally dated on or about August 20, 2001 and amended on or about September 13, 2001.

Put Date:	_______________

Intended Put Share Amount (from Advance Put Notice):	______________Common Shares

Company Designation Maximum Put Dollar Amount (Optional):	_______________

Company Designation Minimum Put Share Price (Optional):	_______________

Note: Capitalized terms shall have the meanings ascribed to them in this Investment Agreement.

TRI-VALLEY CORPORATION

By: ______________________
Thomas J. Cunningham, CFO
Treasurer, Secretary

Address:
Attn: Thomas J. Cunningham
5555 Business Park South, Suite 200
Bakersfield, CA 93309
Telephone (661) 864-0500
Facsimile (661) 864-0600

Receipt Confirmed by Investor - Initials:	_________
Date:	_________

1

Exhibit H:

Form of Put Opinion of Counsel

EXHIBIT H

FORM OF PUT OPINION

______________, 200_

Swartz Private Equity, LLC

300 Colonial Center Parkway

Suite 300

Roswell, GA 30076

Re: Tri-Valley Corporation

Put Opinion

Gentlepersons,

We have acted as special counsel to Tri-Valley Corporation, a Delaware corporation (the "Company"), in connection with the Regulation D Common Stock Private Equity Line Amended and Restated Investment Agreement, dated as of September 13, 2001, between the Company and the Investor named therein ("Investment Agreement") and accompanying Registration Rights Agreement between the Company and the Investor named therein ("Registration Rights Agreement"), and the issuance and sale of shares of the Company's Common Stock, $.001 par value ("Common Stock"), provided for thereunder. This Opinion Letter is being delivered to you pursuant to Section 2.3.5(b) of the Investment Agreement in connection with the Put Notice and Closing provided for therein. Capitalized terms used herein without definition have the respective meanings assigned to them in the Investment Agreement and Registration Rights Agreement (together, the "Transaction Documents").

This Opinion Letter is governed by, and shall be interpreted in accordance with, the Transaction Documents. As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Transaction Documents, and this Opinion Letter should be read in conjunction therewith.

With regard to various factual issues involved in rendering the opinions expressed below, we have, to the extent we have deemed necessary, relied on the Investment Agreement, the Registration Rights Agreement, Instructions to Transfer Agent, and the Commitment Warrant to purchase the Company's Common Stock issued to the Investor in accordance with the Investment Agreement (referred to as the "Commitment Warrant" or the "Warrants").

With regard to various factual issues involved in rendering the opinions expressed below, we have, to the extent we have deemed necessary, relied on the Officer's Certificate signed by ________________, dated __________. (the "Officer's Certificate"). In connection with the opinions expressed below we have examined the documents listed in the preceding paragraph and the following additional documents:

Swartz Private Equity, LLC

_____________, 200__

1. The Articles of Incorporation of the Company, as amended, certified by the Secretary of the Company and the By-laws of the Company as in effect on ___________, 200_, as certified by an officer of the Company.

2. Certificate dated ____________, 200_ by the Secretary of State of the State of Delaware regarding the existence and good standing of the Company as a corporation under the laws of the State of Delaware.

3. Certificates of the good standing and qualification of the Company to do business from the Alaska Department of Community and Economic Development, California Secretary of State, and New York Department of State.

3. The minute book of the Company, including copies, certified to our satisfaction, of resolutions adopted by the Board of Directors of the Company on _______________, 200_.

Jurisdiction

Our opinions below cover only: (i) the laws of the Sate of Texas, (ii) the Delaware General Corporation Law ("DGCL"), and (iii) the federal law of the United States.

We are admitted to practice in the State of Texas. We call your attention to the fact that the Transaction Documents state that they are to be governed by Georgia law. We are not familiar with the laws of Georgia and have assumed, without knowing and without making an investigation to determine, that the laws of the State of Georgia are the same as the laws of Texas.

Opinions

Based upon the foregoing and having due regard for such legal considerations as we have deemed relevant, we are of the opinion that:

1. The Company is a corporation duly incorporated and validly existing under the laws of the state of Delaware. The Company is qualified as a foreign corporation and is in good standing in the states of California, Alaska, and New York. Based on the representations in the Officer's Certificate that the Company does not have any material business operations or assets in any other jurisdiction of the United States, the Copmany is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification or in which failure to qualify would have a material adverse effect on the Company.

2. The execution, delivery and performance of the Transaction Documents, the issuance of the Common Stock, the issuance of the Warrants and the issuance of

Swartz Private Equity, LLC

_____________, 200__

the Common Stock upon exercise of the Warrants have been duly authorized by all required corporate action on the part of the Company, and except for approval by the Company's stockholders of the issuance of Common Stock in excess of the Cap Amount, no further consents of the Company or its board of directors or stockholders are required.

3. In the course of preparing the Transaction Documents, we participated in conferences with officers and other representatives of the Company, during which conferences the contents of the Transaction Documents and related matters were discussed, and, although we are not passing upon and do not assume any responsibility for, nor have we independently verified, the accuracy, completeness or fairness of the statements contained in the Transaction Documents, no facts have come to our attention that lead us to believe that the Transaction Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

5. When the Put Shares are issued in accordance with the Investment Agreement, or when shares of Common Stock are issued upon exercise of the Warrants in accordance with the terms of the Warrants, such shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

6. The Investment Agreement, the Registration Rights Agreement, the Instructions to Transfer Agent and the Warrants are enforceable against the Company in accordance with their respective terms.

7. Assuming the truth of the representations made by the Investor in Section 3 of the Investment Agreement and by the Company in Section 5 of the Investment Agreement, it will not be necessary to register the issuance and sale of the Warrants or the Common Stock upon exercise of the Warrants under the Securities Act and California and Georgia securities laws (assuming such laws are the same as in Texas), and such issuance and sale are exempt from such registration under the Securities Act.

8. To my knowledge, there is no litigation, arbitration, claim, governmnetal or other proceeding (formal or informal), or investigation pending or threatened, with respect to the Company or any of its operations, businesses, properties, or assets, except as may be properly described in the Company's reports filed under the Exchange Act, or such as individually or in the aggregate do not now have a material adverse effect upon the operations, business, properties or assets of the Company.

Swartz Private Equity, LLC

_____________, 200__

Qualifications and Limitations

In addition to those limitations and qualifications expressly stated elsewhere in this letter, the opinions expressed above are expressly subject to the following qualifications, limitations and assumptions:

A. In expressing the opinions set forth in paragraph 1 as to the incorporation, existence and good standing of the Company, we have relied solely on the certificates of the Delaware Secretary of State, Alaska Department of Community and Economic Development, California Secretary of State, and New York Department of State.

B. We express no opinion as to the availability or enforceability of the following provisions and remedies set forth in the Transaction Documents: (i) self-help remedies; (ii) provisions relating to certain waivers by the Company from asserting certain claims or defenses from obtaining certain rights and remedies; (iii) provisions relating to subrogation rights, delay or omission of enforcement of rights or remedies, indemnification or exculpation, releases of future acts, or severability; (iv) provisions purporting to establish evidentiary standards for suits or proceedings to enforce such documents; (v) provisions wherein one party grants power or authority to the other party to execute documents on behalf of the granting party including a power of attorney; (vi) provisions limiting the ability of the parties to modify such documents except by written agreement; (vii) provisions calling for the resolution of disputes through mandatory binding arbitration; (viii) waivers of the right to a trial by jury; and (ix) provisions agreeing to service of process by mail.

C. We have assumed: (i) the legal capacity of all natural persons, including all persons acting on behalf of business entities; and the genuineness of all signatures; (ii) that all documents, certificates and instruments submitted to us as copies confirm to authentic original documents, certificates and instruments (iii) that the Transaction Documents have not been amended, modified or supplemented by any other agreement, action or understanding of the parties and there has been no waiver of any material provisions of the Transaction Documents; (iv) that the execution and delivery of the Transaction Documents by all parties thereto and the consummation of the transactions contemplated thereby will be free of intentional or unintentional mistake, fraud, undue influence, duress, or criminal activity (and we advise you that we have no knowledge of any such intentional or unintentional mistake, fraud, undue influence, duress, or criminal activity); and (v) that all parties have complied with any requirements of good faith, fair dealing and conscionability.

D. With respect to the opinions in paragraph 5 hereof that the Common Stock, when issued, upon exercise of the Put Shares and the Warrants and fulfillment of the terms of the Transaction Documents, respectively, will be validly issued, we have assumed that (i) such Common Stock will be evidenced by appropriate certificates, duly

Swartz Private Equity, LLC

_____________, 200__

executed and delivered and (ii) the Company will maintain a sufficient number of authorized and unissued shares of Common Stock, at all times while the Investment Agreement and Warrants are outstanding, to permit the issuance of the Put Shares and the exercise of the Warrants in accordance with their terms.

E. We express no opinion and assume no responsibility as to the effect of, or consequences resulting from, any legislative act or other change in law occurring after the date of this letter.

F. Our opinion in paragraph 6 above as to the enforceability of the Transaction Documents is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws and legal principles of general application now or hereafter in effect relating to or limiting the rights of creditors and (b) general principles of equity which may limit the availability of certain equitable remedies.

G. The characterization of any opinion or statement set forth herein with respect to the existence or absence of facts as being "to our knowledge," "known to us," or any similar phrasing means that during the course of our representation in connection with the transactions contemplated by the Transaction Documents, no information has come to the attention of the lawyers with this firm who have devoted substantive attention to this matter (the "Primary Lawyer Group") which would give us current actual knowledge of the existence of facts as of the date hereof which would make any such opinion or statement incorrect. No inquiry has been made of lawyers of this firm other than the Primary Lawyer Group, nor have other files of this firm been reviewed to determine the existence of facts which alone or following other inquiry would indicate that any of the foregoing opinions or any representations are incorrect.

This Opinion Letter may be relied upon by you only in connection with the transaction contemplated by the Investment Agreement and related documents and may not be used or relied upon by you or any other person for any purpose whatsoever, without in each instance our prior written consent. These opinions are based on our knowledge of the law and facts as of the date hereof. We assume no duty to communicate with you with respect to any matter which comes to our attention hereafter.

Sincerely,

Strasburger & Price, LLP

DRAFT

By: Lee Polson, Partner

Exhibit I:

Risk Factors

EXHIBIT I

RISK FACTORS

This Exhibit of Risk Factors reports matters required by Section 3.2.4, Disclosure Documents, of that certain Investment Agreement (the "Agreement") entered as of August 20, 2001 and amended on or about September 13, 2001, by and between Tri-Valley Corporation, a Delaware Corporation (the "Company"), with headquarters located at 5555 Business Park South, Suite 200, Bakersfield, California, and the Investor set forth on the execution page of said Agreement.

Market Conditions and Prices

Our success depends heavily upon our ability to market oil and gas production at favorable prices. In recent decades, there have been both periods of worldwide overproduction and underproduction of hydrocarbons and periods of increased and relaxed energy conservation efforts. As a result the world has experienced periods of excess supply of, and reduced demand for, crude oil on a worldwide basis and for natural gas on a domestic basis; these periods have been followed by periods of short supply of, and increased demand for, crude oil and, to a lesser extent, natural gas. The excess or short supply of oil and gas has placed pressures on prices and has resulted in dramatic price fluctuations. We cannot predict future price trends in the oil and gas business, and we are dependent on market price trends to sell our production at a profit. Lower prices for gas in the past year have caused recent operating losses for us as well as for many other drilling and production companies. If low prices continue, our ability to operate profitably will be hurt.

Uncertainty of Estimates of Oil and Gas Reserves

The process of estimating oil and gas reserves is complex, requiring significant decisions and assumptions in the evaluation of available geological, geophysical, engineering and economic data for each reservoir. As a result, such estimates are inherently imprecise. Actual future production, oil and gas prices, revenues, taxes, development expenditures, operating expenses and quantities of recoverable oil and gas reserves may vary substantially from those estimated in reserve reports that we periodically obtain from independent reserve engineers. Any significant variance in these assumptions could materially affect the estimated quantities and present value of our reserves. In addition, our proved reserves may be subject to downward or upward revision based upon production history, results of future exploration and development, prevailing oil and gas prices and other factors, many of which are beyond our control. Actual production, revenues, taxes, development expenditures and operating expenses with respect to our reserves will likely vary from the estimates used, and such variances may be material.

Replacement of Reserves

In general, the volume of production from oil and gas properties declines as reserves are depleted. Except to the extent that we acquire properties containing proved reserves or conduct successful development and exploitation activities, or both, our proved reserves will decline as reserves are produced. Our future oil and gas production is, therefore, highly dependent upon our ability to find or acquire additional reserves. The business of acquiring, enhancing or developing reserves is capital intensive. We seek to reduce our exposure to risk on individual projects by selling a portion of each proposed well to

1

individual investors or other industry participants. We require cash flow from operations as well as outside investments to fund our acquisition and development activities. If our cash flow from operations is reduced and external sources of capital become limited or unavailable, our ability to make the necessary capital investment to maintain or expand our asset base of oil and gas reserves would be impaired. In addition, we cannot be sure that future acquisition and development activities will result in additional proved reserves or that the Company will be able to drill productive wells at acceptable costs.

Reserve Concentration Risk

Substantially all of our oil and gas reserves are located in northern California. Any interruption in the production from these reserves could materially adversely affect our operations.

Industry Risks

Oil and gas drilling and production activities are subject to numerous risks, many of which are beyond our control. These risks include the risk that no commercially productive oil or gas reservoirs will be encountered, that operations may be curtailed, delayed or canceled, and that title problems, weather conditions, compliance with governmental requirements, mechanical difficulties or shortages or delays in the delivery of drilling rigs and other equipment may limit our ability to develop, produce or market our reserves. We cannot be sure that any new wells we drill will be productive or that we will recover all or any portion of our investment. Drilling for oil and gas may involve unprofitable efforts, not only from dry wells but also from wells that are productive but do not produce sufficient net revenues to return a profit after drilling, operating and other costs. In addition, our properties may be susceptible to hydrocarbon drainage from production by other operators on adjacent properties.

Industry operating risks include the risks of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards, such as oil spills, natural gas leaks, ruptures or discharges of toxic gases, the occurrence of any of which could result in substantial losses due to injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, clean-up responsibilities, regulatory investigation and penalties and suspension of operations. In accordance with customary industry practice, we maintain insurance against some, but not all, of the risks described above. We cannot be sure that any insurance will be adequate to cover losses or liabilities. We cannot predict the continued availability of insurance at premium levels that justify its purchase.

Acquisition Risks

The successful acquisition of oil and gas properties depends on our ability to assess recoverable reserves, future oil and gas prices, operating costs, potential environmental and other liabilities and other factors. Exploratory drilling remains a speculative activity. Even when fully utilized and properly interpreted, seismic data and other advanced technologies only assist geoscientists in identifying subsurface structures and do not enable the interpreter to know whether hydrocarbons are in fact present.

Therefore, our assessments of drilling prospects are necessarily inexact and their accuracy inherently uncertain. In connection with such an assessment, we perform a review of the subject properties that we believe to be generally consistent with industry practices. Such

2

a review, however, will not reveal all existing or potential problems, nor will it permit us to become sufficiently familiar with the properties to fully assess their deficiencies and capabilities. Inspections may not always be performed on every well, and structural and environmental problems are not necessarily observable even when an inspection is undertaken. In most cases, we are not entitled to contractual indemnification for pre-closing liabilities, including environmental liabilities, and we generally acquire interests in the properties on an "as is" basis with limited remedies for breaches of representations and warranties. In those circumstances in which we have contractual indemnification rights for pre-closing liabilities, we cannot be sure that the seller will be able to fulfill its contractual obligations. In addition, competition for producing oil and gas properties is intense and many of our competitors have financial and other resources, which are substantially greater than ours. Therefore, we cannot be sure that we will be able to acquire producing oil and gas properties which contain economically recoverable reserves or that it will make such acquisitions at acceptable prices.

Substantial Capital Requirements

We make substantial capital expenditures for our exploration and development projects. We will finance these capital expenditures with cash flow from operations, sales of direct working interests to third party investors, and proceeds of this offering. We will need additional financing in the future to fund our developmental and exploration activities. We cannot be sure of the availability or terms of any additional financing that may be required or that financing will continue to be available under the existing or new financing arrangements. If additional capital resources are not available to us, our developmental and other activities may be curtailed, which would harm our business, financial condition and results of operations.

Marketability of Production

The marketability of our natural gas production depends in part upon the availability, proximity and capacity of natural gas gathering systems, pipelines and processing facilities. Most of our natural gas is delivered through natural gas gathering systems and natural gas pipelines that we do not own. Federal, state and local regulation of oil and gas production and transportation, tax and energy policies, changes in supply and demand and general economic conditions all could adversely affect our ability to produce and market its oil and gas. Any dramatic change in market factors could have a material, adverse effect on our financial condition and results in operations.

Dependence on Key Personnel

The business of the company will depend on the continued services of our president and chief executive officer, F. Lynn Blystone. We do not have an employment agreement with Mr. Blystone. The loss of his services would be particularly detrimental to us because of his background and experience in the oil and gas industry.

Competition

The oil and gas industry is highly competitive in all its phases. Competition is particularly intense with respect to the acquisition of desirable producing properties, the acquisition of oil and gas prospects suitable for enhanced production efforts, and the hiring of experienced personnel. Our competitors in oil and gas acquisition, development, and production include the major oil companies in addition to numerous independent oil and gas companies, individual proprietors and drilling programs.

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Many of these competitors possess and employ financial and personnel resources substantially in excess of those which are available to us and may, therefore, be able to pay more for desirable producing properties and prospects and to define, evaluate, bid for, and purchase a greater number of producing properties and prospects than we can. Our financial or personnel resources to generate reserves in the future will be dependent on our ability to select and acquire suitable producing properties and prospects in competition with these companies.

Governmental Regulation

Domestic exploration for the production and sale of oil and gas are extensively regulated at both the federal and state levels. Legislation affecting the oil and gas industry is under constant review for amendment or expansion, frequently increasing the regulatory burden. Also, numerous departments and agencies, both federal and state, are authorized by statute to issue, and have issued, rules and regulations affecting the oil and gas industry which often are difficult and costly to comply with and which carry substantial penalties for noncompliance. State statues and regulations require permits for drilling operations, drilling bonds, and reports concerning operations. Most states in which we will operate also have statues and regulations governing conservation matters, including the unitization or pooling of properties and the establishment of maximum rates of production from wells. Many state statues and regulations may limit the rate at which oil and gas could otherwise be produced from acquired properties. Some states have also enacted statues proscribing ceiling prices for natural gas sold within their states. Our operations are also subject to numerous laws and regulations governing plugging and abandonment, the discharge of materials into the environment or otherwise relating to environmental protection. The heavy regulatory burden on the oil and gas industry increases its costs of doing business and consequently affects its profitability. Although we believe it is in compliance with such laws, rules, and regulations, there can be no assurance that a change in such laws, rules or regulations, or the interpretation thereof, will not have material adverse effect on our financial condition or results of operations.

Environmental Liability

Oil and gas activities can result in liability under federal, state and local environmental regulations for activities involving, among other things, water pollution and hazardous waste transport, storage, and disposal. Such liability can attach not only to the operator of record of the well, but also to other parties that may be deemed to be current or prior operators or owners of the wells or the equipment involved.

No Dividends on Common Stock

Our Board of Directors presently intends to retain all of our earnings for the expansion of our business. We do not anticipate the distribution of cash dividends on our common stock in the foreseeable future. Any future decision of our Directors to pay cash dividends will depend, among other factors, upon the company's earnings, financial position, and cash requirements.

Dilution

The sale of stock pursuant to the Investment Agreement may substantially dilute the interests of other security holders. The shares issuable to Swartz pursuant to the Investment Agreement will be issued at a discount to the average daily price of our common stock, which will dilute the shares of common stock then outstanding.

4

Over the course of the Agreement, the common stock may be further diluted every time we register additional shares for resale under the Agreement.

It is uncertain the precise amount of dilution that the security holders may experience because the number, size, and timing of the sales depends on a number of factors. We will consider the following factors in determining the size and amount of each sale:

  our assessment of general market and economic conditions;
  our actual and projected revenues and expenses;
  our short-term and long-term operating capital requirements;
  the availability and cost of alternative sources of financing; and
  the trading price of our common stock and our expectations with respect to its future trading price.

Our description with respect to the number, size, and timing of each sale is also subject to a number of contractual limitations described in "The Investment Agreement."

The trading price is directly related to the number of shares of our common stock that we will need to sell to acquire the desired amount of funding during each draw down period. For any given dollar amount invested by Swartz, if the price of the stock decreases, we'll be required to issue more shares of stock at that price.

Reduced Price

The sale of material amounts of our common stock could reduce the price of our common stock and encourage short sales. We sell shares to Swartz pursuant to the Investment Agreement, and then Swartz sells those shares in the market, causing an increase in the number of our common shares in the market and a possible decrease in the price of our common shares. As the price of our shares decreases, we will need to issue more shares for Swartz's investment amount. This may encourage short sales, which could further reduce the price of our common stock.

Penny stock rules may make it more difficult to sell our stock.

The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure relating to the market for penny stocks in connection with trades in any stock defined as a penny stock. The Commission has adopted regulations that generally define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to a few exceptions. Our stock is subject to these regulations, which require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule explaining the penny stock market and the risks associated with it. The existence of these rules may make it more difficult to sell Tri-Valley stock than for other, more established companies.

Investment Agreement with Swartz may not provide adequate financing.

The funds we receive from the purchase of stock by Swartz under the Investment Agreement may not provide sufficient funds for us to continue operations according to our business plan. If the funds from the Investment Agreement are insufficient, we may have to find additional capital, either in the form of loans or sale of more equity, to continue our business. If we do not receive the additional capital once we need it, we will have to scale back our operations and potentially cease active business operations until we can negotiate an alternative capital strategy.

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Exhibit J:

Capitalization Schedule

EXHIBIT J - CAPITALIZATION SCHEDULE

Tri-Valley Corporation

This Capitalization Schedule reports matters required by Section 3.2.4, Disclosure Documents and Section 5.7, Capitalization, of that certain Investment Agreement (the "Agreement") entered as of August 20, 2001 and amended on or about September 13, 2001, by and between Tri-Valley Corporation, a Delaware Corporation (the "Company"), with headquarters located at 5555 Business Park South, Suite 200, Bakersfield, California, and the Investor set forth on the execution page of said Agreement.

Common Stock

Common Stock Authorized	100,000,000

Common Stock Issued	19,684,748

Reserved for issuance as a result of this Agreement	8,000,000

Preferred Stock - Series "A"

Preferred Stock Authorized	5,000,000

Preferred Stock Issued	-0-

Company Options

Shares	Exercise Price	Expiration

540,000	$0.50	08/22/08
74,000	$0.50	No Expiration date
160,000	$0.55	08/22/08
150,000	$1.00	08/22/08
1,000,000	$1.22	08/22/08
100,000	$1.50	08/22/08
100,000	$2.00	08/22/08
410,000	$2.43	08/22/08

2,534,000	Total number of options outstanding
990,000	Reserved for issuance under stock option plan

Company Warrants

Shares	Exercise Price	Expiration

500,000	$2.42	04/20/06 (Swartz Institutional Finance)

Total Number of Shares Outstanding and Reserved		31,708,748

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Exhibit K:

Use of Proceeds

EXHIBIT K

USE OF PROCEEDS SCHEDULE

This Use of Proceeds Schedule reports matters required by Section 3.2.4, Disclosure Documents and Section 5.9, Use of Proceeds, of that certain Investment Agreement (the "Agreement") entered as of August 20, 2001 and amended on or about September 13, 2001, by and between Tri-Valley Corporation, a Delaware Corporation (the "Company"), with headquarters located at 5555 Business Park South, Suite 200, Bakersfield, California, and the Investor set forth on the execution page of said Agreement.

We will receive cash if and when Swartz purchases our common stock in accordance with the Investment Agreement. We may receive additional cash upon the exercise of warrants held by Swartz. We intend to use the proceeds for working capital and other general corporate purposes including mergers/acquisitions.
Expenses of Financing
Expenses of Registration, Issuance and Distribution	$10,000.00

Working Capital
Lease Acquisitions	$3,000,000.00
Develop Geologic Prospects	$7,000,000.00
Other Working Capital Needs	$4,980,000.00

Total Proceeds	$14,990,000.00

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Exhibit L:

Intellectual Property

EXHIBIT L

INTELLECTUAL PROPERTY

This Intellectual Property Schedule reports matters required by Section 5.8, Intellectual Property, of that certain Investment Agreement (the "Agreement") entered as of August 20, 2001 and amended on or about September 13, 2001, by and between Tri-Valley Corporation, a Delaware Corporation (the "Company"), with headquarters located at 5555 Business Park South, Suite 200, Bakersfield, California, and the Investor set forth on the execution page of said Agreement.

WEB ADDRESS OWNED

www.tri-valleycorp.com

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Exhibit M:

Key Employees

EXHIBIT M

KEY EMPLOYEES

This Exhibit of Key Employees reports matters required by Section 5.17, Key Employees, of that certain Investment Agreement (the "Agreement") entered as of August 20, 2001 and amended on or about September 13, 2001, by and between Tri-Valley Corporation, a Delaware Corporation (the "Company"), with headquarters located at 5555 Business Park South, Suite 200, Bakersfield, California, and the Investor set forth on the execution page of said Agreement.

F. Lynn Blystone - 65

President and Chief Executive Officer of Tri-Valley Corporation and Tri-Valley Power Corporation, and CEO of Tri-Valley Oil & Gas Company, which are two wholly owned subsidiaries of Tri-Valley Corporation, Bakersfield, California

Thomas J. Cunningham - 58	Secretary, Treasurer and Chief Financial Officer of Tri-Valley Corporation, and its wholly owned subsidiaries, Tri-Valley Oil & Gas Company and Tri-Valley Power Corporation, Bakersfield, California

Joseph R. Kandle - 58	President and Chief Operating Officer Tri-Valley Oil & Gas Company, wholly owned subsidiary of Tri-Valley Corporation Bakersfield, California

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Exhibit N:

Form of Registration Opinion of Counsel

EXHIBIT N

FORM OF REGISTRATION OPINION

______________, 200_

Swartz Private Equity, LLC

300 Colonial Center Parkway

Suite 300

Roswell, GA 30076

Re: Tri-Valley Corporation

Registration Opinion

Gentlepersons,

This letter supplements the "Put Opinion" that we have issued pursuant to the Regulation D Common Stock Private Equity Line Investment Agreement, dated as of August 20, 2001 and amended on or about September 13, 2001, between the Company and the Investor named therein ("Investment Agreement"). This Opinion Letter is being delivered to you pursuant to Section 2.3.6(a) of the Investment Agreement. Capitalized terms used herein without definition have the meanings assigned to them in the Investment Agreement.

Jurisdiction

Our opinions below cover only: (i) the laws of the Sate of Texas, (ii) the Delaware General Corporation Law (DGCL), and (iii) the federal law of the United States.

We are admitted to practice in the State of Texas. We call your attention to the fact that the Transaction Documents state that they are to be governed by Georgia law. We are not familiar with the laws of Georgia and have assumed, without knowing and without making an investigation to determine, that the laws of the State of Georgia are the same as the laws of Texas.

Opinions

Based upon the foregoing and having due regard for such legal considerations as we have deemed relevant, we are of the opinion that:

1. The Registration Statement has become effective under the Securities Act, and to the best of our knowledge, no stop order suspending the effectiveness of that Registration Statement is in effect, and no proceedings for that purpose have been instituted or are pending before, or are threatened by the Securities and Exchange Commission.

Swartz Private Equity, LLC

______________, 200__

2. Each of the Registration Statement and related Prospectus and any amendment or supplement thereto (other than the financial statements and schedules, related notes and other financial and statistical data included therein, as to which we render no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations under the Act. We participated in conferences with officers and other representatives of the Company and representatives of the independent certified public accountants for the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although we are not passing upon and do not assume any responsibility for, nor have we independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, no facts have come to our attention that lead us to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or any Preliminary Prospectus (other than information omitted pursuant to Rule 430A) or the Prospectus or any amendment or supplement thereto as of the date of this opinion contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (it being understood that we express no view with respect to the financial statements and schedules, related notes, and other financial and statistical data included or incorporated by reference in any Preliminary Prospectus, the Registration Statement (including any exhibit thereto) or the Prospectus or any amendment or supplement thereto).

All of the qualifications, limitations and assumptions contained in the related Put Opinion are hereby incorporated by reference.

This Opinion Letter may be relied upon by you only in connection with the transaction contemplated by the Investment Agreement and related documents and may not be used or relied upon by you or any other person for any purpose whatsoever, without in each instance our prior written consent. These opinions are based on our knowledge of the law and facts as of the date hereof. We assume no duty to communicate with you with respect to any matter which comes to our attention hereafter.

Sincerely,

Strasburger & Price, LLP

DRAFT

______________________

By: Lee Polson, Partner

Exhibit O:

Transfer Agent Instructions ("TAI")

plus TAI Exhibits 1-4

Exhibit O

August 20, 2001

Attn: Gleidy Pinho

Registrar and Transfer Company

10 Commerce Drive

Cranford, NJ 07016-3572

Telephone: (800) 866-1340 ext. 2516

Facsimile: (908) 497-2310

Dear Gleidy Pinho:

Reference is made to that certain Investment Agreement (the "Investment Agreement"), dated on or about August 20, 2001, by and among Tri-Valley Corporation, a Delaware corporation (the "Company"), and the other signatories thereto (the "Holders") pursuant to which the Company, at times and amounts chosen by the Company, as further described in the Investment Agreement, may issue to the Holder up to Fifteen Million Dollars ($15,000,000) in aggregate principal amount of Common Stock of the Company (the "Put Shares"), and warrants (the "Warrants") to purchase Common Stock (the "Warrant Shares") of the Company's.

A. Issuance of Put Shares. This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue unlegended Put Shares in the name of the Holder (or in the name of its nominee, at the Holder's request) from time to time upon surrender to you of (i) a letter from the Company, instructing you to issue a specified number of Put Shares to the Holder, (ii) a properly completed and duly executed Put Notice, in the form attached hereto as Exhibit 1, which has been properly agreed and acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon, (iii) Confirmation (as defined below) and (iv) an opinion of counsel ("Put Opinion of Counsel") in substantially the form of the Put Opinion of Counsel attached hereto as Composite Exhibit 2.

B. Issuance of Warrant Shares. This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue unlegended Warrant Shares in the name of the Holder (or in the name of its nominee, at the Holder's request) from time to time upon surrender to you of (i) a letter from the Company, instructing you to issue a specified number of Warrant Shares to the Holder, (ii) a properly completed and duly executed Warrant Exercise Form, in the form attached hereto as Exhibit 3, which has been properly agreed and acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon, (iii) Confirmation (as defined below) and (iv) an opinion of counsel ("Warrant Opinion of Counsel") in substantially the form of the Commitment Opinion of Counsel attached hereto as Exhibit 4 (in the case of the Commitment Warrant).

C. Legend Free Certificates. So long as you have previously received either: (A)(i) written confirmation from counsel to the Company (which counsel may be in-house legal counsel) that a registration statement covering resales of the Put Shares and Warrant Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and (ii) a copy of such registration statement, or (B) written confirmation from counsel to the Company (which counsel may be in-house legal counsel) that a public sale or transfer of such Security may be made without registration under the Act, ((A) or (B) above, as applicable, is referred to as a "Confirmation"), certificates representing the Put Shares and Warrant Shares shall not bear any legend restricting transfer of the Put Shares or Warrant Shares and should not be subject to any stop-transfer restriction.

If you have not previously received Confirmation, then the Put Shares shall not be issued, and the certificates representing the Warrant Shares shall be issued, but shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS."

provided, however, that the Company may from time to time notify you to place a stop-transfer restriction on the certificates for outstanding Put Shares and Warrant Shares in the event a registration statement covering resales of the Put Shares and the Warrant Shares is subject to amendment for events then current.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Investment Agreement.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (661) 837-9300.

Very truly yours,

TRI-VALLEY CORPORATION

By: __Thomas J. Cunningham__________
Thomas J. Cunningham, CFO
Treasurer, Secretary

Agreed and Acknowledged:
TRANSFER AGENT	HOLDER

Registrar and Transfer Company	SWARTZ PRIVATE EQUITY, LLC

By: ______________________________	By: __Eric Swartz____________

Name: ____________________________	Eric S. Swartz, Manager

Title: _____________________________

Date: August 20, 2001	Date: August 20, 2001

Enclosures

ATTACHED EXHIBITS 1 - 4

TAI EXHIBIT 1

EXHIBIT F

PUT NOTICE

Tri-Valley Corporation (the "Company") hereby elects to exercise a Put to sell shares of common stock ("Common Stock") of the Company to _____________________________, the Investor, as of the Put Date, at the Put Share Price and for the number of Put Shares written below, all pursuant to that certain Amended and Restated Investment Agreement (the "Investment Agreement") by and between the Company and Swartz Private Equity, LLC originally dated on or about August 20, 2001.

Put Date:	______________________

Intended Put Share Amount (from Advance Put Notice):	______________Common Shares

Company Designation Maximum Put Dollar Amount (Optional):	______________________

Company Designation Minimum Put Share Price (Optional):	______________________

Note: Capitalized terms shall have the meanings ascribed to them in this Investment Agreement.

TRI-VALLEY CORPORATION

By: ________________________
Thomas J. Cunningham, CFO
Treasurer, Secretary

Address:
Attn: Thomas J. Cunningham
230 South Montclair Street, #101
Bakersfield, CA 93309-3117
Telephone (661) 837-9300
Facsimile (661) 837-9309

Receipt Confirmed by Investor - Initials:	____________
Date:	____________

1

TAI EXHIBIT 2

EXHIBIT H

FORM OF PUT OPINION

______________, 200_

Swartz Private Equity, LLC

300 Colonial Center Parkway

Suite 300

Roswell, GA 30076

Re: Tri-Valley Corporation

Put Opinion

Gentlepersons,

We have acted as special counsel to Tri-Valley Corporation, a Delaware corporation (the "Company"), in connection with the Regulation D Common Stock Private Equity Line Amended and Restated Investment Agreement, dated as of September 13, 2001, between the Company and the Investor named therein ("Investment Agreement") and accompanying Registration Rights Agreement between the Company and the Investor named therein ("Registration Rights Agreement"), and the issuance and sale of shares of the Company's Common Stock, $.001 par value ("Common Stock"), provided for thereunder. This Opinion Letter is being delivered to you pursuant to Section 2.3.5(b) of the Investment Agreement in connection with the Put Notice and Closing provided for therein. Capitalized terms used herein without definition have the respective meanings assigned to them in the Investment Agreement and Registration Rights Agreement (together, the "Transaction Documents").

This Opinion Letter is governed by, and shall be interpreted in accordance with, the Transaction Documents. As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Transaction Documents, and this Opinion Letter should be read in conjunction therewith.

With regard to various factual issues involved in rendering the opinions expressed below, we have, to the extent we have deemed necessary, relied on the Investment Agreement, the Registration Rights Agreement, Instructions to Transfer Agent, and the Commitment Warrant to purchase the Company's Common Stock issued to the Investor in accordance with the Investment Agreement (referred to as the "Commitment Warrant" or the "Warrants").

Swartz Private Equity, LLC

______________, 200__

With regard to various factual issues involved in rendering the opinions expressed below, we have, to the extent we have deemed necessary, relied on the Officer's Certificate signed by ________________, dated __________. (the "Officer's Certificate"). In connection with the opinions expressed below we have examined the documents listed in the preceding paragraph and the following additional documents:

1. The Articles of Incorporation of the Company, as amended, certified by the Secretary of the Company and the By-laws of the Company as in effect on ___________, 200_, as certified by an officer of the Company.

2. Certificate dated ____________, 200_ by the Secretary of State of the State of Delaware regarding the existence and good standing of the Company as a corporation under the laws of the State of Delaware.

3. Certificates of the good standing and qualification of the Company to do business from the Alaska Department of Community and Economic Development, California Secretary of State, and New York Department of State.

3. The minute book of the Company, including copies, certified to our satisfaction, of resolutions adopted by the Board of Directors of the Company on _______________, 200_.

Jurisdiction

Our opinions below cover only: (i) the laws of the Sate of Texas, (ii) the Delaware General Corporation Law ("DGCL"), and (iii) the federal law of the United States.

We are admitted to practice in the State of Texas. We call your attention to the fact that the Transaction Documents state that they are to be governed by Georgia law. We are not familiar with the laws of Georgia and have assumed, without knowing and without making an investigation to determine, that the laws of the State of Georgia are the same as the laws of Texas.

Opinions

Based upon the foregoing and having due regard for such legal considerations as we have deemed relevant, we are of the opinion that:

1. The Company is a corporation duly incorporated and validly existing under the laws of the state of Delaware. The Company is qualified as a foreign corporation and is in good standing in the states of California, Alaska, and New York. Based on the representations in the Officer's Certificate that the Company does not have any material business operations or assets in any other jurisdiction of the United

Swartz Private Equity, LLC

______________, 200__

States, the Copmany is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification or in which failure to qualify would have a material adverse effect on the Company.

2. The execution, delivery and performance of the Transaction Documents, the issuance of the Common Stock, the issuance of the Warrants and the issuance of the Common Stock upon exercise of the Warrants have been duly authorized by all required corporate action on the part of the Company, and except for approval by the Company's stockholders of the issuance of Common Stock in excess of the Cap Amount, no further consents of the Company or its board of directors or stockholders are required.

3. In the course of preparing the Transaction Documents, we participated in conferences with officers and other representatives of the Company, during which conferences the contents of the Transaction Documents and related matters were discussed, and, although we are not passing upon and do not assume any responsibility for, nor have we independently verified, the accuracy, completeness or fairness of the statements contained in the Transaction Documents, no facts have come to our attention that lead us to believe that the Transaction Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

5. When the Put Shares are issued in accordance with the Investment Agreement, or when shares of Common Stock are issued upon exercise of the Warrants in accordance with the terms of the Warrants, such shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

6. The Investment Agreement, the Registration Rights Agreement, the Instructions to Transfer Agent and the Warrants are enforceable against the Company in accordance with their respective terms.

7. Assuming the truth of the representations made by the Investor in Section 3 of the Investment Agreement and by the Company in Section 5 of the Investment Agreement, it will not be necessary to register the issuance and sale of the Warrants or the Common Stock upon exercise of the Warrants under the Securities Act and California and Georgia securities laws (assuming such laws are the same as in Texas), and such issuance and sale are exempt from such registration under the Securities Act.

8. To my knowledge, there is no litigation, arbitration, claim, governmnetal or other proceeding (formal or informal), or investigation pending or threatened, with respect to the Company or any of its operations, businesses, properties, or assets, except as may be properly described in the Company's reports filed under the Exchange Act, or such as individually or in the aggregate do not now have a material adverse effect upon the operations, business, properties or assets of the Company.

Swartz Private Equity, LLC

______________, 200__

Qualifications and Limitations

In addition to those limitations and qualifications expressly stated elsewhere in this letter, the opinions expressed above are expressly subject to the following qualifications, limitations and assumptions:

A. In expressing the opinions set forth in paragraph 1 as to the incorporation, existence and good standing of the Company, we have relied solely on the certificates of the Delaware Secretary of State, Alaska Department of Community and Economic Development, California Secretary of State, and New York Department of State.

B. We express no opinion as to the availability or enforceability of the following provisions and remedies set forth in the Transaction Documents: (i) self-help remedies; (ii) provisions relating to certain waivers by the Company from asserting certain claims or defenses from obtaining certain rights and remedies; (iii) provisions relating to subrogation rights, delay or omission of enforcement of rights or remedies, indemnification or exculpation, releases of future acts, or severability; (iv) provisions purporting to establish evidentiary standards for suits or proceedings to enforce such documents; (v) provisions wherein one party grants power or authority to the other party to execute documents on behalf of the granting party including a power of attorney; (vi) provisions limiting the ability of the parties to modify such documents except by written agreement; (vii) provisions calling for the resolution of disputes through mandatory binding arbitration; (viii) waivers of the right to a trial by jury; and (ix) provisions agreeing to service of process by mail.

C. We have assumed: (i) the legal capacity of all natural persons, including all persons acting on behalf of business entities; and the genuineness of all signatures;

(ii) that all documents, certificates and instruments submitted to us as copies confirm to authentic original documents, certificates and instruments (iii) that the Transaction Documents have not been amended, modified or supplemented by any other agreement, action or understanding of the parties and there has been no waiver of any material provisions of the Transaction Documents; (iv) that the execution and delivery of the Transaction Documents by all parties thereto and the consummation of the transactions contemplated thereby will be free of intentional or unintentional mistake, fraud, undue influence, duress, or criminal activity (and we advise you that we have no knowledge of any such intentional or unintentional mistake, fraud, undue influence, duress, or criminal activity); and (v) that all parties have complied with any requirements of good faith, fair dealing and conscionability.

D. With respect to the opinions in paragraph 5 hereof that the Common Stock, when issued, upon exercise of the Put Shares and the Warrants and fulfillment of the terms of the Transaction Documents, respectively, will be validly issued, we have assumed that (i) such Common Stock will be evidenced by appropriate certificates, duly

Swartz Private Equity, LLC

______________, 200__

executed and delivered and (ii) the Company will maintain a sufficient number of authorized and unissued shares of Common Stock, at all times while the Investment Agreement and Warrants are outstanding, to permit the issuance of the Put Shares and the exercise of the Warrants in accordance with their terms.

E. We express no opinion and assume no responsibility as to the effect of, or consequences resulting from, any legislative act or other change in law occurring after the date of this letter.

F. Our opinion in paragraph 6 above as to the enforceability of the Transaction Documents is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws and legal principles of general application now or hereafter in effect relating to or limiting the rights of creditors and (b) general principles of equity which may limit the availability of certain equitable remedies.

G. The characterization of any opinion or statement set forth herein with respect to the existence or absence of facts as being "to our knowledge," "known to us," or any similar phrasing means that during the course of our representation in connection with the transactions contemplated by the Transaction Documents, no information has come to the attention of the lawyers with this firm who have devoted substantive attention to this matter (the "Primary Lawyer Group") which would give us current actual knowledge of the existence of facts as of the date hereof which would make any such opinion or statement incorrect. No inquiry has been made of lawyers of this firm other than the Primary Lawyer Group, nor have other files of this firm been reviewed to determine the existence of facts which alone or following other inquiry would indicate that any of the foregoing opinions or any representations are incorrect.

This Opinion Letter may be relied upon by you only in connection with the transaction contemplated by the Investment Agreement and related documents and may not be used or relied upon by you or any other person for any purpose whatsoever, without in each instance our prior written consent. These opinions are based on our knowledge of the law and facts as of the date hereof. We assume no duty to communicate with you with respect to any matter which comes to our attention hereafter.

Sincerely,

Strasburger & Price, LLP

DRAFT

By: Lee Polson, Partner

TAI EXHIBIT 3

EXHIBIT A

EXERCISE FORM FOR WARRANT

TO: TRI-VALLEY CORPORATION

The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of Tri-Valley Corporation a Delaware corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:
Dated: _________
______________________________________
Signature

______________________________________
Print Name

______________________________________
Address

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

1

TAI EXHIBIT 4

Strasburger & Price, L.L.P.

600 Congress Avenue, Suite 2600

Austin, Texas 78701

(512) 499-3600

(512) 499-3660 - fax

September 13, 2001

Swartz Private Equity, LLC

300 Colonial Center Parkway

Suite 300

Roswell, GA 30076

Re: Tri-Valley Corporation

Private Equity Line Commitment Opinion

Gentlepersons,

We have acted as special counsel to Tri-Valley Corporation, a Delaware corporation (the "Company"), in connection with the Regulation D Common Stock Private Equity Line Amended and Restated Investment Agreement, dated as of September 13, 2001, between the Company and the Investor named therein ("Investment Agreement") and accompanying Registration Rights Agreement between the Company and the Investor named therein ("Registration Rights Agreement"), and the issuance and sale of shares of the Company's Common Stock, $.001 par value ("Common Stock"), provided for thereunder. This Opinion Letter is being delivered to you pursuant to Section 6.7 of the Investment Agreement. Capitalized terms used herein without definition have the respective meanings assigned to them in the Investment Agreement and Registration Rights Agreement (together, the "Transaction Documents").

This Opinion Letter is governed by, and shall be interpreted in accordance with, the Transaction Documents. As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Transaction Documents, and this Opinion Letter should be read in conjunction therewith.

With regard to various factual issues involved in rendering the opinions expressed below, we have, to the extent we have deemed necessary, relied on the Investment Agreement, the Registration Rights Agreement, Instructions to Transfer Agent, and the Commitment Warrant to purchase the Company's Common Stock issued to the Investor in accordance with the Investment Agreement, (referred to as either the Commitment Warrant or the "Warrants") to purchase the Company's Common Stock to be issued to the Investor in accordance with the Investment Agreement.

With regard to various factual issues involved in rendering the opinions expressed below, we have, to the extent we have deemed necessary, relied on the Officer's Certificate signed by Thomas J. Cunningham, dated 13th day of September, 2001 (the "Officer's Certificate").

TAI EXHIBIT 4

Swartz Private Equity, LLC

September 13, 2001

In connection with the opinions expressed below we have examined the documents listed in the preceding paragraph and the following additional documents:

1. The Articles of Incorporation of the Company, as amended, certified by the Secretary of the Company and the By-laws of the Company as in effect on 13th day of September, 2001, as certified by the Secretary of the Company.

2. Certificate by the Secretary of State of the State of Delaware regarding the existence and good standing of the Company as a corporation under the laws of the State of Delaware.

3. Certificates of the good standing and qualification of the Company to do business from the Alaska Department of Community and Economic Development, California Secretary of State, and New York Department of State.

4. The minute book of the Company, including copies, certified to our satisfaction, of resolutions adopted by unanimous consent of the Board of Directors of the Company authorizing the execution of the Transaction Documents.

Jurisdiction

Our opinions below cover only: (i) the laws of the State of Texas, (ii) the Delaware General Corporation Law ("DGCL"), and (iii) the federal law of the United States.

We are admitted to practice in the State of Texas. We call your attention to the fact that the Transaction Documents state that they are to be governed by Georgia law. We are not familiar with the laws of Georgia and have assumed, without knowing and without making an investigation to determine, that the laws of the State of Georgia are the same as the laws of Texas.

Opinions

Based upon the foregoing and having due regard for such legal considerations as we have deemed relevant, we are of the opinion that:

1. The Company is a corporation duly incorporated and validly existing under the laws of the state of Delaware. The Company is qualified as a foreign corporation and is in good standing in the states of California, Alaska and New York. Based on the representations in the Officer's Certificate that the Company does not have any material business operations or assets in any other jurisdiction of the United States, the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification or in which failure to qualify would have a material adverse effect on the Company.

2. The execution, delivery and performance of the Transaction Documents, the issuance of the Common Stock, the issuance of the Warrants and the issuance of the Common Stock upon exercise of the Warrants have been duly authorized by all required corporate action on the part of the Company, and except for approval by the Company's stockholders of the issuance of Common Stock in excess of the Cap

TAI EXHIBIT 4

Swartz Private Equity, LLC

September 13, 2001

Amount, no further consents of the Company or its board of directors or stockholders are required.

3. In the course of preparing the Transaction Documents, we participated in conferences with officers and other representatives of the Company, during which conferences the contents of the Transaction Documents and related matters were discussed, and, although we are not passing upon and do not assume any responsibility for, nor have we independently verified, the accuracy, completeness or fairness of the statements contained in the Transaction Documents, no facts have come to our attention that lead us to believe that the Transaction Documents contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock ($.001 par value) and 5,000,000 shares of Preferred Stock ($.001 par value). To the best of our knowledge, the outstanding issued capital stock of the Company is set forth in the Capitalization Schedule included as Schedule K to the Investment Agreement. The outstanding shares of Common Stock of the Company are validly authorized and issued, fully paid and non-assessable.

5. When the Put Shares are issued in accordance with the Investment Agreement, or when shares of Common Stock are issued upon exercise of the Warrants in accordance with the terms of the Warrants, such shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable.

6. The Investment Agreement, the Registration Rights Agreement, the Instructions to Transfer Agent, and the Commitment Warrant are enforceable against the Company in accordance with their respective terms.

7. Assuming the truth of the representations made by the Investor in Section 3 of the Investment Agreement and by the Company in Section 5 of the Investment Agreement, it will not be necessary, in connection with the execution of the Investment Agreement and the issuance and sale of the Put Shares to register such securities under the Securities Act of 1933, as Amended (the "Securities Act") and California and Georgia securities laws (assuming such laws are the same as in Texas), and such execution, issuance and sale are exempt from such registration under the Securities Act.

8. Assuming the truth of the representations made by the Investor in Section 3 of the Investment Agreement and by the Company in Section 5 of the Investment Agreement, it will not be necessary to register the issuance and sale of the Warrants or the Common Stock upon exercise of the Warrants under the Securities Act and California and Georgia securities laws (assuming such laws are the same as in Texas), and such issuance and sale are exempt from such registration under the Securities Act.

9. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby will not, (i) violate the Articles of Incorporation or Bylaws of the Company, or result in a violation of any federal law or the DGCL, rule or regulation (or

TAI EXHIBIT 4

Swartz Private Equity, LLC

September 13, 2001

order, judgment or decree known to us) of a type generally recognized as being directly applicable to the Company and the transactions contemplated by the Transaction Documents, or (ii) to our knowledge, breach or constitute a default (or an event which with notice or lapse of time or both would become a default) under any material agreements, indenture or instrument to which the Company is a party. Assuming and relying upon the accuracy of the relevant representations and agreements of the Investor to the Investment Agreement, the Company is not required to obtain any consent, approval or action of, or make any filings with, or give any notice to, any corporation, person or firm or any public, governmental or judicial authority, except as may have been duly obtained or made, as the case may be, and are in full force and effect (other than any SEC, NASD or state securities filings set forth in the Investment Agreement which may be required to be made by the Company, any registration statement under the Act which may be filed pursuant to the Transaction Documents and authorization by the Company's stockholders of the issuance of the securities pursuant to the Transaction Documents) in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the securities in accordance with the terms of the Transaction Documents.

Qualifications and Limitations

In addition to those limitations and qualifications expressly stated elsewhere in this letter, the opinions expressed above are expressly subject to the following qualifications, limitations and assumptions:

A. In expressing the opinions set forth in paragraph 1 as to the incorporation, existence and good standing of the Company, we have relied solely on the certificates of the Delaware Secretary of State, Alaska Department of Community and Economic Development, California Secretary of State, and New York Department of State.

B. We express no opinion as to the availability or enforceability of the following provisions and remedies set forth in the Transaction Documents: (i) self-help remedies; (ii) provisions relating to certain waivers by the Company from asserting certain claims or defenses from obtaining certain rights and remedies; (iii) provisions relating to subrogation rights, delay or omission of enforcement of rights or remedies, indemnification or exculpation, releases of future acts, or severability; (iv) provisions purporting to establish evidentiary standards for suits or proceedings to enforce such documents; (v) provisions wherein one party grants power or authority to the other party to execute documents on behalf of the granting party including a power of attorney; (vi) provisions limiting the ability of the parties to modify such documents except by written agreement; (vii) provisions calling for the resolution of disputes through mandatory binding arbitration; (viii) waivers of the right to a trial by jury; and (ix) provisions agreeing to service of process by mail.

C. We have assumed: (i) the legal capacity of all natural persons, including all persons acting on behalf of business entities; and the genuineness of all signatures; (ii) that all documents, certificates and instruments submitted to us as copies confirm to authentic original documents, certificates and instruments; (iii) that the Transaction Documents have not been amended, modified or supplemented by any other

TAI EXHIBIT 4

Swartz Private Equity, LLC

September 13, 2001

agreement, action or understanding of the parties and there has been no waiver of any material provisions of the Transaction Documents; (iv) that the execution and delivery of the Transaction Documents by all parties thereto and the consummation of the transactions contemplated thereby will be free of intentional or unintentional mistake, fraud, undue influence, duress, or criminal activity (and we advise you that we have no knowledge of any such intentional or unintentional mistake, fraud, undue influence, duress, or criminal activity); and (v) that all parties have complied with any requirements of good faith, fair dealing and conscionability.

D. With respect to the opinions in paragraph 5 hereof that the Common Stock, when issued, upon exercise of the Put Shares and the Warrants and fulfillment of the terms of the Transaction Documents, respectively, will be validly issued, we have assumed that (i) such Common Stock will be evidenced by appropriate certificates, duly executed and delivered and (ii) the Company will maintain a sufficient number of authorized and unissued shares of Common Stock, at all times while the Investment Agreement and Warrants are outstanding, to permit the issuance of the Put Shares and the exercise of the Warrants in accordance with their terms.

E. We express no opinion and assume no responsibility as to the effect of, or consequences resulting from, any legislative act or other change in law occurring after the date of this letter.

F. Our opinion in paragraph 6 above as to the enforceability of the Transaction Documents is subject to (a) bankruptcy, insolvency, reorganization, moratorium and other laws and legal principles of general application now or hereafter in effect relating to or limiting the rights of creditors and (b) general principles of equity which may limit the availability of certain equitable remedies.

G. The characterization of any opinion or statement set forth herein with respect to the existence or absence of facts as being "to our knowledge," "known to us," or any similar phrasing means that during the course of our representation in connection with the transactions contemplated by the Transaction Documents, no information has come to the attention of the lawyers with this Firm who have devoted substantive attention to this matter (the "Primary Lawyer Group") which would give us current actual knowledge of the existence of facts as of the date hereof which would make any such opinion or statement incorrect. No inquiry has been made of lawyers with this firm other than the Primary Lawyer Group, nor have other files of this firm been reviewed to determine the existence of facts which alone or following other inquiry would indicate that any of the foregoing opinions or any representations are incorrect.

This Opinion Letter may be relied upon by you only in connection with the transaction contemplated by the Transaction Documents and may not be used or relied upon by you or any other person for any purpose whatsoever, without in each instance our prior written consent. These opinions are based on our knowledge of the law and facts as of the date hereof. We assume no duty to communicate with you with respect to any matter which comes to our attention hereafter.

TAI EXHIBIT 4

Swartz Private Equity, LLC

September 13, 2001

Sincerely,

Strasburger & Price, LLP

__Lee Polson_____________

By: Lee Polson, Partner

Exhibit P:

Investor Commitment Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Warrant to Purchase

500,000 shares

Warrant to Purchase Common Stock

of

TRI-VALLEY CORPORATION

THIS CERTIFIES that Swartz Private Equity, LLC ("Swartz"), or any subsequent holder hereof pursuant to Section 8 hereof ("Holder" or "Investor") has the right to purchase from Tri-Valley Corporation, a Delaware corporation (the "Company"), up to 500,000 fully paid and nonassessable shares of the Company's common stock, $0.001 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time, on the date that is five (5) years after the Date of Issuance (the "Exercise Period").

Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

1. Date of Issuance and Term.

This Warrant shall be deemed to be issued on April 20, 2001 ("Date of Issuance"). The term of this Warrant is five (5) years from the Date of Issuance.

Of this Warrant to purchase five hundred thousand (500,000) shares of Common Stock of the Company, the Warrant is exercisable as to one hundred sixty-six thousand six hundred sixty-six (166,666) shares of Common Stock of the Company after the fifteen (15) business day document review period (the "Review Period") referenced in the Equity Line Letter of Agreement dated on or about April 20, 2001, between Holder and Company (the "Letter of Agreement") has ended, shall be further exercisable as to the remaining three hundred thirty four thousand (334,000) shares of Common Stock of the Company upon the execution (the "Investment Agreement Execution") by the Company and Swartz Private Equity, LLC of an Investment Agreement, pursuant to the Letter of Agreement ("Investment Agreement").

Anything in this Warrant to the contrary notwithstanding: (I) if the Company delivers written notice to Swartz Private Equity, LLC prior to the expiration of the Review Period that the

1

legal documents for the transaction are unacceptable and the Company wishes to terminate the transaction (an "Unacceptable Document Notice"), Holder shall return this Warrant to the Company and all of Holder's rights under this Warrant shall be null and void and of no effect, and (II) upon the expiration of the Review Period, ownership of this Warrant with respect to one hundred sixty-six thousand six hundred sixty-six (166,666) shares of Common Stock shall irrevocably vest to Swartz and shall become immediately exerciseable, and if the Company delivers an Unacceptable Document Notice after the expiration of the Review Period, but before the date of the Investment Agreement Execution, then Holder shall return the remaining three hundred thirty-three thousand three hundred thirty-three (333,333) shares of this Warrant to the Company and all of Holder's rights under this Warrant as to such returned shares of this Warrant shall be null and void and of no effect. If the Company executes an Investment Agreement, ownership of 100% of this Warrant shall irrevocably vest to the Holder, and the Warrant shall be subject to the exercise restrictions set forth in the above paragraphs. In the event that the Company terminates the Investment Agreement after the Investment Agreement Execution, the Holder shall retain irrevocable ownership of this Warrant with respect to the number of shares of Common Stock as to which this Warrant is exerciseable as of the date of such termination, and Holder shall return the balance of this Warrant to the Company and all of Holder's rights under this Warrant as to the balance of this Warrant shall be null and void and of no effect.

Notwithstanding anything to the contrary herein, the applicable portion of this Warrant shall not be exercisable during any time that, and only to the extent that, the number of shares of Common Stock to be issued to Holder upon such exercise, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns at the time of such exercise, would equal or exceed 4.99% of the number of shares of Common Stock then outstanding, as determined in accordance with Section 13(d) of the Exchange Act (the "4.99% Limitation"). The 4.99% Limitation shall be conclusively satisfied if the applicable Exercise Notice includes a signed representation by the Holder that the issuance of the shares in such Exercise Notice will not violate the 4.99% Limitation, and the Company shall not be entitled to require additional documentation of such satisfaction.

2. Exercise.

(a) Manner of Exercise. During the Exercise Period, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby (the "Warrant Shares") upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A (the "Exercise Form") duly completed and executed, together with the full Exercise Price (as defined below) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Attention: Thomas J. Cunningham, CFO, Treasurer, Secretary, Tri-Valley Corporation, 230 South Montclair St., Ste. 101, Bakersfield, CA 93309; Telephone: (661) 837-9300, Facsimile: (661) 837-9309, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

(b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

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(c) Delivery of Shares of Common Stock Upon Exercise. Upon any exercise of this Warrant, the Company shall use its reasonable best efforts to deliver, or shall cause its transfer agent to deliver, a stock certificate or certificates representing the number of shares of Common Stock into which this Warrant was exercised, within three (3) trading days (the "Share Delivery Deadline") of the date that all of the following have been received by the Company: (i) the original completed and executed Exercise Form, (ii) the original Warrant and (iii) the Exercise Price (if applicable)(collectively, the "Receipt Date"). Such stock certificates shall not contain a legend restricting transfer if a registration statement covering the resale of such shares of Common Stock is in effect at the time of such exercise or if such shares of Common Stock may be resold pursuant to an exemption from registration, including but not limited to Rule 144 under the Securities Act of 1933.

(d) Buy-In Cure. If (i) the Company fails for any reason to deliver the requisite number of shares of Common Stock (unlegended, if so required by the terms of this Warrant)(the "Warrant Shares") to a Holder upon an exercise of this Warrant by the Share Delivery Deadline, (ii) the Holder has sold some or all of the Warrant Shares (the "Sold Shares") which such Holder anticipated receiving upon such Exercise, and (iii) after the applicable Share Delivery Deadline with respect to such Exercise, the broker that sold the Sold Shares for Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon the sale by a Holder of the Sold Shares (a "Buy-In"), the Company shall pay such Holder within two (2) business days following receipt of written notice of a claim pursuant to this Section 2(d) (in addition to any other remedies available to Holder) the amount (a "Buy-In Payment") by which (x) such Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the net proceeds received by such Holder from the sale of the Sold Shares. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock sold for $10,000, the Company will be required to pay such Holder $1,000. A Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this Section 2(d).

(e) Liquidated Damages. The parties hereto acknowledge and agree that the sums payable as Buy-In Payments shall give rise to liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

(f) Cancellation of Warrant. This Warrant shall be canceled upon the Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

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(g) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter except as specifically provided in this Warrant, or any rights as a stockholder of the Company.

3. Payment of Warrant Exercise Price.

The Exercise Price per share (the "Exercise Price") shall initially equal $2.42 (the "Initial Exercise Price").

If, anytime prior to April 20, 2006 (regardless of whether or not the Company executes an Investment Agreement and regardless of whether or not the Company later terminates such Investment Agreement), the Company issues shares (the "Third Party Securities") of Common Stock, warrants, or options to a third party (excluding "Excluded Shares", defined below) at a price which is less than the applicable Exercise Price then in effect, the Exercise Price (with respect to a number of Warrant Shares equal to the number of such Third Party Securities) shall automatically reset (an "MFN Reset") to equal the price at which such Common Stock, warrants, or options were issued (the "MFN Price"). If, as a result of prior MFN Resets, some Warrant Shares have a different Exercise Price than other Warrant Shares, then each subsequent MFN Reset shall apply first to those Warrant Shares with the highest Exercise Price, then to those Warrant Shares with the next highest Exercise Price, etc. For purposes hereof, the "Excluded Shares" shall mean (i) underlying securities issued pursuant to the 1998 Company stock option plan, and (ii) up to an aggregate of 50,000 shares of common stock, warrants, or options (securities) that are issued to a finder for services in conjunction with providing specific project financing for exploration or development of oil, gas or mineral leases or claims ("Project Finder Shares"), provided that if more than 50,000 such securities are issued, these shares shall not be considered "Excluded Shares" thereafter.

For purposes hereof, the term "Closing Price" shall mean the closing price on the Nasdaq Small Cap Market, the National Market System ("NMS"), the New York Stock Exchange, or the O.T.C. Bulletin Board, or if no longer traded on the Nasdaq Small Cap Market, the National Market System ("NMS"), the New York Stock Exchange, the American Stock Exchange, or the O.T.C. Bulletin Board, the "Closing Price" shall equal the closing price on the principal national securities exchange or the over-the-counter system on which the Common Stock is so traded and, if not available, the mean of the high and low prices on the principal national securities exchange on which the Common Stock is so traded.

Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

(i) Cash Exercise: cash, bank or cashiers check or wire transfer; or

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(ii) Cashless Exercise: The Holder, at its option, may exercise this Warrant in a cashless exercise transaction under this subsection (ii) if and only if, on the Date of Exercise, there is not then in effect a current registration statement that covers the resale of the shares of Common Stock to be issued upon exercise of this Warrant. In order to effect a Cashless Exercise, the Holder shall surrender this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)/A

where: X = the number of shares of Common Stock to be issued to Holder.

Y = the number of shares of Common Stock for which this Warrant is being exercised.

A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average Closing Price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the O.T.C. Bulletin Board, National Association of Securities Dealers Automated Quotation System ("Nasdaq") Small Cap Market, or if the Common Stock is not traded on the Nasdaq Small Cap Market, the Average Closing Price in any other over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange for the five (5) trading days prior to the date of exercise of the Warrants. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

B = the Exercise Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

4. Transfer and Registration.

(a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

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(b) Registrable Securities. In addition to any other registration rights of the Holder, if the Common Stock issuable upon exercise of this Warrant is not registered for resale at the time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Act (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity)(a "Piggyback Registration Statement"), the Company shall cause to be included in such Piggyback Registration Statement ("Piggyback Registration") all of the Common Stock issuable upon the exercise of this Warrant ("Registrable Securities") to the extent such inclusion does not violate the registration rights of any other securityholder of the Company granted prior to the date hereof. Nothing herein shall prevent the Company from withdrawing or abandoning the Piggyback Registration Statement prior to its effectiveness.

(c) Limitation on Obligations to Register under a Piggyback Registration. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in the Piggyback Registration Statement, to the extent such Registrable Securities may be included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the

Holders shall enter into a reasonable agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

5. Anti-Dilution Adjustments.

(a) [Intentionally Left Blank].

(b) Recapitalization or Reclassification.

(i) Stock Split. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger number of shares (a "Stock Split"), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased in direct proportion to the increase in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be proportionally decreased.

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(ii) Reverse Stock Split. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a smaller number of shares (a "Reverse Stock Split"), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be proportionately decreased and the Exercise Price shall be proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

(c) [Intentionally Left Blank].

(d) Notice of Consolidation or Merger and Warrant Exchange. The Company shall not, at any time after the date hereof, effect a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), unless the resulting successor or acquiring entity (the "Resulting Entity") assumes by written instrument the Company's obligations under this Warrant, including but not limited to the Exercise Price reset provisions as provided herein during the term of the resultant warrants, and agrees in such written instrument that this Warrant shall be exerciseable into such class and type of securities or other assets of the Resulting Entity as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change, and the Exercise Price of this Warrant shall be proportionately increased (if this Warrant shall be changed into or become exchangeable for a warrant to purchase a smaller number of shares of Common Stock of the Resulting Entity) or shall be proportionately decreased (if this Warrant shall be changed or become exchangeable for a warrant to purchase a larger number of shares of Common Stock of the Resulting Entity); provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) days notice to Holder hereof of any Corporate Change.

(e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (b) or (d) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of this Warrant. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $0.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $0.01 or more.

(f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

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6. Fractional Interests.

No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

7. Reservation of Shares.

The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

8. Restrictions on Transfer.

(a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or unless the Company has received an opinion from the Company's counsel to the effect that such registration is not required, or the Holder has furnished to the Company an opinion of the Holder's counsel, which counsel shall be reasonably satisfactory to the Company, to the effect that such registration is not required; the transfer complies with any applicable state securities laws; and, if no registration covering the resale of the Warrant Shares is effective at the time the Warrant Shares are issued, the Holder consents to a legend being placed on certificates for the Warrant Shares stating that the securities have not been registered under the Securities Act and referring to such restrictions on transferability and sale.

(b) Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

9. Benefits of this Warrant.

Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

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10. Applicable Law; Arbitration.

This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws. Any controversy or claim arising out of or related to this Warrant or the breach thereof, shall be settled by binding arbitration in Atlanta, Georgia in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by Company or any Investor to the other. The arbitrator(s) shall enter a judgment by default against any party, which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of the parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Atlanta, Georgia or to the United States District Court sitting in Georgia for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

Although the parties, as expressed above, agree that all claims, including claims that are equitable in nature, for example specific performance, shall initially be prosecuted in the binding arbitration procedure outlined above, if the arbitration panel dismisses or otherwise fails to entertain any or all of the equitable claims asserted by reason of the fact that it lacks jurisdiction, power and/or authority to consider such claims and/or direct the remedy requested, then, in only that event, will the parties have the right to initiate litigation respecting such equitable claims or remedies. The forum for such equitable relief shall be in either a state or federal court sitting in Atlanta, Georgia. Each party waives any right to a trial by jury, assuming such right exists in an equitable proceeding, and irrevocably submits to the jurisdiction of said Georgia court.

11. Loss of Warrant.

Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. In the case of loss, theft or destruction of the Warrant, if required by the Company's transfer agent, the Holder shall execute a bond at its expense in an amount not to exceed $10,000. The Company shall not be liable for any losses or damages incurred by Holder as a result of Holder's loss of all or part of this Warrant, provided that Company agrees to use commercially reasonable efforts to assure that Warrant Shares are issued only in the name(s) of the rightful Holder(s) and are delivered to the Holder(s) at the Holder's address of record.

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12. Notice or Demands.

Notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.

13. Payment of Taxes.

The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer of any Warrants or certificates for Warrant Shares registered in a name other than that of the Holder of the Warrants in respect of which such Warrants or Warrant Shares are originally issued, and, under these circumstances, the Company shall not be required to issue or deliver any certificates evidencing Warrants or any certificates for Warrant Shares issuable upon the exercise of any Warrants unless or until the persons or persons requesting the transfer if issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 13th day of September, 2001.
TRI-VALLEY CORPORATION

By: __Thomas J. Cunningham___________________
Thomas J. Cunningham, CFO, Secretary, Treasurer

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EXHIBIT A

EXERCISE FORM FOR WARRANT

TO: TRI-VALLEY CORPORATION

The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of Tri-Valley Corporation a Delaware corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and herewith makes payment of the exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below:
Dated: _________
______________________________________
Signature

______________________________________
Print Name

______________________________________
Address

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

________________________________________________________________________

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EXHIBIT B

ASSIGNMENT

(To be executed by the registered holder

desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of Tri-Valley Corporation, evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.
Dated:
______________________________
Signature

Fill in for new registration of Warrant:

______________________________
Name

______________________________
Address

______________________________
Please print name and address of assignee(including zip code number)

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

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Exhibit Q1:

Officer's Closing Certificate

Tri-Valley Corp

5555 Business Park South, Suite 200

Bakersfield, California 93309

(661) 864-0500

(661) 864-0600

Officer's Certificate

I, Thomas J. Cunningham, Chief Financial Officer of Tri-Valley Corporation, a Delaware corporation (the "Company"), in accordance with Section 2.2.2 of the Investment Agreement dated August 20, 2001 ("Investment Agreement"), by and between the Company and Swartz Private Equity, LLC,

DO HEREBY CERTIFY:

    Each of the representations and warranties made by the Company in the Investment Agreement, as modified by the Schedules attached to the Investment Agreement, is true and correct in all material respects as of the date hereof.
    Each of the conditions required to be satisfied by the Company pursuant to Section 2.2 of the Investment Agreement have been satisfied as of the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 20th day of August, 2001.

Tri-Valley Corporation

By: __Thomas Cunningham___
Thomas J. Cunningham, CFO

Exhibit Q2:

Form of Officer's Put Certificate

Company Name

A State corporation

Officer's Put Certificate

I, Officer's Name, Title of Company Name, a State corporation (the "Company"), in accordance with Section 2.3.5(c) of the Investment Agreement dated Month Day, 2001 ("Investment Agreement"), by and between the Company and Swartz Private Equity, LLC,

DO HEREBY CERTIFY:

1. Each of the representations and warranties made by the Company in the Investment Agreement, as modified by the Schedules attached to the Investment Agreement, is true and correct in all material respects as of the date hereof.

2. Each of the conditions required to be satisfied by the Company pursuant to Section 2.3 of the Investment Agreement have been satisfied as of the date hereof.

3. The Registration Statement has become effective under the Securities Act, and to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for that purpose have been instituted or are pending before, or are threatened by the Securities and Exchange Commission.

4 I have participated in the preparation of the Registration Statement and related Prospectus and after due inquiry nothing has come to my attention to cause me to have reason to believe that the Registration Statement, the related Prospectus, or any Amendment or Supplement thereto, at the time it became effective or as of the date hereof, contained any untrue statement of a material fact required to be stated therein or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any Supplement thereto contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make statements therein, in light of the circumstances under which they were made, not misleading.

IN WITNESS WHEREOF, I have hereunto set my hand as of the Nth day of Month, 2001.

Company Name

By: Signature of Company Officer
Printed Name of Company Officer Below Line